Exhibit 10.1

                          SALE AND SERVICING AGREEMENT


                            Dated as of June 1, 1998


                                      Among


                   FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-2,
                                   as Issuer,


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Seller,


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer


                                       and


                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee


                            Dated as of June 1, 1998


                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-2
        ADJUSTABLE RATE MORTGAGE LOAN ASSET BACKED NOTES, SERIES 1998-2A
           FIXED RATE MORTGAGE LOAN ASSET BACKED NOTES, SERIES 1998-2F

                                TABLE OF CONTENTS


ARTICLE I

         DEFINITIONS; RULES OF CONSTRUCTION.......................................................................1
         1.1.     Definitions.....................................................................................1
         1.2.     Use of Words and Phrases.......................................................................23
         1.3.     Captions; Table of Contents....................................................................23

ARTICLE II

         REPRESENTATIONS, WARRANTIES AND COVENANTS
         OF THE SELLER AND THE SERVICER;
         COVENANT OF SELLER TO CONVEY MORTGAGE LOANS.............................................................23
         2.1.     Representations and Warranties of the Seller...................................................23
         2.2.     Representations and Warranties of the Servicer.................................................25
         2.3.     Representations and Warranties of the Seller with Respect to the Mortgage Loans................28
         2.4.     Covenants of the Seller to Take Certain Actions with Respect to the Mortgage Loans
                  In Certain Situations..........................................................................33
         2.5.     Conveyance of the Mortgage Loans...............................................................33
         2.6.     Acceptance by Indenture Trustee; Certain Substitutions of Mortgage Loans;
                  Certification by Indenture Trustee.............................................................37
         2.7.     Cooperation Procedures.........................................................................38
         2.8.     Conveyance of the Subsequent Mortgage Loans....................................................38
         2.9.     Books and Records..............................................................................40

ARTICLE III

         ACCOUNTS, DISBURSEMENTS AND RELEASES....................................................................41
         3.1.     Collection of Money............................................................................41
         3.2.     Establishment of Accounts......................................................................41
         3.3.     The Note Insurance Policies....................................................................41
         3.4      Pre-Funding Account and Capitalized Interest Account...........................................42
         3.5.     Flow of Funds..................................................................................43
         3.6.     Investment of Accounts.........................................................................47
         3.7.     Eligible Investments...........................................................................48
         3.8.     Reports by Indenture Trustee...................................................................48
         3.9.     Additional Reports by Indenture Trustee........................................................50

ARTICLE IV

         SERVICING AND ADMINISTRATION OF MORTGAGE LOANS..........................................................50
         4.1.     Servicer and Sub-Servicers.....................................................................50
         4.2.     Collection of Certain Mortgage Loan Payments...................................................51
         4.3.     Sub-Servicing Agreements Between Servicer and Sub-Servicers....................................52
         4.4.     Successor Sub-Servicers........................................................................52
         4.5.     Liability of Servicer..........................................................................52
         4.6.     No Contractual Relationship Between Sub-Servicer and Indenture Trustee
                  or the Owners..................................................................................52
         4.7.     Assumption or Termination of Sub-Servicing Agreement by Indenture Trustee......................52
         4.8.     Principal and Interest Account.................................................................53
         4.9.     Delinquency Advances, Compensating Interest and Servicing Advances.............................54
         4.10.    Purchase of Mortgage Loans.....................................................................55
         4.11.    Maintenance of Insurance.......................................................................55
         4.12.    Due-on-Sale Clauses; Assumption and Substitution Agreements....................................56
         4.13.    Realization Upon Defaulted Mortgage Loans......................................................56


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         4.14.    Indenture Trustee to Cooperate; Release of Files...............................................57
         4.15.    Servicing Compensation.........................................................................58
         4.16.    Annual Statement as to Compliance..............................................................58
         4.17.    Annual Independent Certified Public Accountants' Reports.......................................58
         4.18.    Access to Certain Documentation and Information Regarding the Mortgage Loans...................58
         4.19.    Assignment of Agreement........................................................................59
         4.20.    Events of Servicing Termination................................................................59
         4.21.    Resignation of Servicer and Appointment of Successor...........................................61
         4.22.    Waiver of Past Events of Servicing Termination.................................................63
         4.23.    Inspections by Note Insurer; Errors and Omissions Insurance....................................63
         4.24.    Merger, Conversion, Consolidation or Succession to Business of Servicer........................63
         4.25.    Notices of Material Events.....................................................................64
         4.26.    Monthly Servicing Report and Servicing Certificate.............................................64
         4.27.    Indemnification by the Seller..................................................................66
         4.29.    Administration of the Issuer...................................................................66
         4.28.    Indemnification by the Servicer................................................................66

ARTICLE V

         TERMINATION.............................................................................................67
         5.1.     Termination....................................................................................67
         5.2.     Termination Upon Option of Servicer............................................................67
         5.3      Redemption of Notes............................................................................67
         5.4.     Disposition of Proceeds........................................................................68
         5.5.     Netting of Amounts.............................................................................68

ARTICLE VI

         MISCELLANEOUS...........................................................................................68
         6.1      Acts of Owners.................................................................................68
         6.2      Recordation of Agreement.......................................................................68
         6.3      Duration of Agreement..........................................................................68
         6.4      Successors and Assigns.........................................................................68
         6.5      Severability...................................................................................68
         6.6.     Benefits of Agreement..........................................................................68
         6.7.     Legal Holidays.................................................................................68
         6.8.     Governing Law..................................................................................69
         6.9.     Counterparts...................................................................................69
         6.10.    Amendment......................................................................................69
         6.11.    Specification of Certain Tax Matters...........................................................69
         6.12.    The Note Insurer...............................................................................70
         6.13.    Third Party Rights.............................................................................70
         6.14.    Usury..........................................................................................70
         6.15.    No Petition....................................................................................70
         6.16.    Notices........................................................................................70

ARTICLE VII

         CERTAIN MATTERS REGARDING THE NOTE INSURER..............................................................72
         Section 7.01      Trust Estate and Accounts Held for Benefit of the Note Insurer........................72
         Section 7.02      Claims Upon the Note Insurance Policies; Policy Payments Account......................72
         Section 7.03      Effect of Payments by the Note Insurer; Subrogation...................................73
         Section 7.04      Notices to the Note Insurer...........................................................73
         Section 7.05      Rights to the Note Insurer To Exercise Rights of Owners...............................74



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



EXHIBIT A              --    Mortgage Loan Schedule
EXHIBIT B              --    Form of Certificate Re: Mortgage Loans Prepaid in full After the Cut-Off Date
EXHIBIT C              --    Form of Initial Certification
EXHIBIT D              --    Form of Final Certification
EXHIBIT E              --    Form of Monthly Report
EXHIBIT F              --    Form of Request for Release
EXHIBIT G              --    Form of Subsequent Transfer Agreement

         SALE AND SERVICING AGREEMENT, dated as of June 1, 1998, by and among FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-2, a Delaware business trust (the "Issuer" or the "Trust"), FIRST ALLIANCE MORTGAGE COMPANY, a California corporation in its capacity as the Seller and the Servicer (respectively, the "Seller" and the "Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase a pool of Mortgage Loans (the "Mortgage Loan Pool") consisting of two subpools (the "Adjustable Rate Pool" and the "Fixed Rate Pool") which were originated or purchased by the Seller in the ordinary course of its business;

         WHEREAS, the Servicer has agreed to service the Mortgage Loans, in accordance with the terms of this Agreement;

         WHEREAS, all things necessary to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

         WHEREAS, The Chase Manhattan Bank is willing to serve in the capacity of Indenture Trustee hereunder; and

         WHEREAS, Financial Security Assurance Inc. (the "Note Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Issuer, the Seller, the Servicer and the Indenture Trustee hereby agree as follows:


                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         "Account": Any account established in accordance with Section 3.2 or
4.8 hereof.

         "Addition Notice": With respect to a transfer of Subsequent Mortgage Loans to the Issuer for inclusion in the Adjustable Rate Pool or the Fixed Rate Pool pursuant to Section 2.8 hereof, notice given not less than two Business Days prior to the related Subsequent Transfer Date of the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer for inclusion in the Adjustable Rate Pool or the Fixed Rate Pool and the aggregate Loan Balance of such Subsequent Mortgage Loans to be designated for inclusion in such Mortgage Loan Pool.

         "Adjustable Rate Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 2.00% and (y) the Adjustable Rate Maximum Collateral Amount.

         "Adjustable Rate Available Funds": As defined in Section 3.3(a)(i) hereof.

         "Adjustable Rate Available Funds Shortfall": As defined in Section 3.5(b)(ii)(A) hereof.

         "Adjustable Rate Capitalized Interest Requirement": $17,500.


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


         "Adjustable Rate Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Realized Losses on Mortgage Loans in the Adjustable Rate Pool since the Closing Date as a percentage of the Adjustable Rate Maximum Collateral Amount.

         "Adjustable Rate Cumulative Loss Test": The Adjustable Rate Cumulative Loss Test for each period indicated below is satisfied if the Adjustable Rate Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:



                                                                            Adjustable Rate
                                                                            Cumulative Loss
                             Period                                            Percentage
                             ------                                            ----------

         June 2, 1998             -    June 1, 1999                               1.75%
         June 2, 1999             -    June 1, 2000                               2.25%
         June 2, 2000             -    June 1, 2001                               2.75%
         June 2, 2001             -    June 1, 2002                               3.25%
         June 2, 2002             -    and thereafter                             3.75%

         "Adjustable Rate Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the sum of (i) the aggregate amount of interest accrued on the Adjustable Rate Note Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Adjustable Rate Note Rate and (ii) any related Interest Carry-Forward Amount for such Payment Date.

         "Adjustable Rate Indenture": The Indenture, dated June 1, 1998 between the Issuer and the Indenture Trustee, relating to the issuance of the Adjustable Rate Notes.

         "Adjustable Rate Interest Determination Date": With respect to any Interest Accrual Period for the Adjustable Rate Notes, the second London Business Day preceding such Interest Accrual Period.

         "Adjustable Rate Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest due on or prior to the Due Date occurring during the related Due Period, with respect to the Adjustable Rate Mortgage Loans to the extent collected by the Servicer during the related Remittance Period, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to the Adjustable Rate Mortgage Loans and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to the Adjustable Rate Mortgage Loans and (iv) any amounts relating to the Adjustable Rate Pool required to be transferred from the Capitalized Interest Account to the Adjustable Rate Note Account pursuant to Section 3.4(e) hereof on the related Payment Date.

         "Adjustable Rate Maximum Collateral Amount": $30,000,000.

         "Adjustable Rate Monthly Payment Amount": With respect to a Payment Date, the sum of (x) the Adjustable Rate Principal Payment Amount payable to the Owners of the Adjustable Rate Notes pursuant to Section 3.5(b)(iv)(C) on such Payment Date and (y) the Adjustable Rate Current Interest payable to the Owners of the Adjustable Rate Notes pursuant to Section 3.5(b)(iv)(B) on such Payment Date.

         "Adjustable Rate Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Adjustable Rate Interest Remittance Amount and (ii) the Adjustable Rate Principal Remittance Amount.

         "Adjustable Rate Mortgage Loan": A Mortgage Loan included in the Adjustable Rate Pool.

         "Adjustable Rate Net Monthly Excess Cashflow": As defined in Section 3.5(b)(iii) hereof.


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

         "Adjustable Rate Note Account": The Adjustable Rate Note Account established in accordance with Section 3.2(a) hereof and maintained by the Indenture Trustee, provided that the funds in such account shall not be commingled with any other funds held by the Indenture Trustee.

         "Adjustable Rate Note Insurance Policy": The financial guaranty insurance policy (number 50700B-N) dated June 26, 1998 issued by the Note Insurer to the Indenture Trustee for the benefit of the Owners of the Adjustable Rate Notes.

         "Adjustable Rate Note Principal Balance": As of any time of determination, the Original Adjustable Rate Note Principal Balance less any amounts actually distributed on account of the Adjustable Rate Principal Payment Amount pursuant to Section 3.5(b)(iv)(C) hereof with respect to principal thereon on all prior Payment Dates.

         "Adjustable Rate Note Rate": For the initial Payment Date, 5.81625%. As of any Payment Date thereafter, the lesser of (x) LIBOR plus, in the case of any Payment Date on or prior to the Redemption Date relating to the Adjustable Rate Pool, 0.16% per annum, or in the case of any Payment Date thereafter, 0.32% per annum and (y) the Available Funds Cap for such Payment Date.

         "Adjustable Rate Notes": Any one of the Notes substantially in the form attached to the Adjustable Rate Indenture as Exhibit A.

         "Adjustable Rate Pool": The pool of Adjustable Rate Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to the Adjustable Rate Pool, including any Qualified Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan included therein.

         "Adjustable Rate Premium Amount": As to any Payment Date, the product of one-twelfth of (x) the Adjustable Rate Premium Percentage and (y) the Adjustable Rate Note Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Adjustable Rate Notes on such Payment Date).

         "Adjustable Rate Premium Percentage": The rate at which note insurance premium is calculated in respect of the Adjustable Rate Notes in accordance with the Premium Letter.

         "Adjustable Rate Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (i) the Adjustable Rate Principal Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment of principal made to the Owners of the Adjustable Rate Notes on such immediately preceding Payment Date.

         "Adjustable Rate Principal Payment Amount": With respect to the Adjustable Rate Note for any Payment Date, the lesser of:

                  (x) the Adjustable Rate Total Available Funds plus any Insured Payment on the Adjustable Rate Notes minus the Adjustable Rate Current Interest and any Fees and Expenses related to the Adjustable Rate Pool for such Payment Date; and

                  (y) the excess, if any, of (i) the sum, without duplication of:

                           (a) the Adjustable Rate Principal Carry-Forward Amount for such Payment Date,

                           (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in the Adjustable Rate Pool due on or prior to the related Due Date during the related Due Period, to the extent actually received by the Servicer on or prior to the related Remittance Date or to the extent


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


                                    advanced by the Servicer on or prior to the related Remittance Date and the principal portion of any Prepayments made by the respective Mortgagors during the related Remittance Period,

                           (c) the Loan Balance of each Mortgage Loan in the Adjustable Rate Pool that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date,

                           (d) any Substitution Amounts delivered by the Seller or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in the Adjustable Rate Pool (to the extent such Substitution Amounts relate to principal),

                           (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in the Adjustable Rate Pool during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal),

                           (f) the amount of the excess, if any, of (i) the Adjustable Rate Subordination Deficit for such Payment Date over (ii) the Fixed Rate Subordinated Amount for such Payment Date,

                           (g) the proceeds received by the Indenture Trustee with respect to any liquidation of the Adjustable Rate Mortgage Loans, as set forth in Article V hereof (to the extent such proceeds related to principal),

                           (h) any moneys released from the Pre-Funding Account as a prepayment of the Adjustable Rate Notes on the Payment Date which immediately follows the end of the Funding Period; and

                           (i) the amount of any Subordination Increase Amount with respect to the Adjustable Rate Pool for such Payment Date, to the extent of any Adjustable Rate Net Monthly Excess Cashflow available for such purpose;
                  over

                  (ii) the amount of any Subordination Reduction Amount with respect to the Adjustable Rate Pool for such Payment Date.

         "Adjustable Rate Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal due on or prior to the Due Date occurring during the related Due Period with respect to Mortgage Loans in the Adjustable Rate Pool to the extent collected by the Servicer during the related Remittance Period, (ii) Prepayments collected in the related Remittance Period and relating to principal on the Adjustable Rate Mortgage Loans, (iii) the Loan Balance of each Mortgage Loan in the Adjustable Rate Pool that either was repurchased by an Originator or by the Seller or purchased by the Servicer on such Remittance Date, (iv) any Substitution Amounts delivered by the Seller in connection with a substitution of a Mortgage Loan in the Adjustable Rate Pool to the extent such Substitution Amounts relate to principal, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to Mortgage Loans in the Adjustable Rate Pool during the related Remittance Period (to the extent such Liquidation Proceeds related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to the Adjustable Rate Pool and
(vii) the amount of any investment losses required to be deposited by the Seller or the Servicer pursuant to Sections 3.6(e) or 4.8(b).

                  "Adjustable Rate Projected Net Monthly Excess Cashflow": As of any date of calculation, Adjustable Rate Net Monthly Excess Cashflow (other than any Subordination Reduction Amount included therein), as calculated pursuant to Section 3.5(b)(iii) hereof on the Payment Date immediately preceding such date of calculation.

         "Adjustable Rate Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Insured Payments relating to the Adjustable Rate Notes previously received by the Indenture Trustee and not previously repaid to the Note Insurer pursuant to Section 3.5(b)(ii)(B) hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the
Note Insurer relating to the Adjustable Rate Notes under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Note Insurer shall notify the Indenture Trustee and the Seller of the amount of any Adjustable Rate Reimbursement Amount.

         "Adjustable Rate Residual Net Monthly Excess Cashflow": With respect to any Payment Date, the Adjustable Rate Net Monthly Excess Cashflow for such Payment Date, if any, remaining after making all of the applications described in Sections 3.5(b)(i), (ii), (iii) and (iv) hereof.

         "Adjustable Rate Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Closing Date and ending on the later of (i) the date on which principal equal to one-half of the Adjustable Rate Maximum Collateral Amount has been received and (ii) the 30th Payment Date (inclusive) following the Closing Date, the greater of (A) the Adjustable Rate Amortized Subordinated Amount Requirement and (B) two (2) times the excess, if any, of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in the Adjustable Rate Pool which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure) over (y) five times the Adjustable Rate Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Adjustable Rate Amortized Subordinated Amount Requirement and (B) 4.00% times the current Adjustable Rate Note Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in the Adjustable Rate Pool which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure) over (B) three times the Adjustable Rate Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.50% of the Adjustable Rate Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Insured Payment is made by the Note Insurer with respect to the Adjustable Rate Notes, the amount described in this clause (b) shall remain equal to the Adjustable Rate Amortized Subordinated Amount Requirement. The Adjustable Rate Specified Subordinated Amount may be reduced or eliminated by the Note Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the
Note Insurer shall give written notice to the Rating Agencies.

         "Adjustable Rate Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in the Adjustable Rate Pool as of the close of business on the last day of the related Remittance Period and (ii) any amount on deposit in the Pre-Funding Account relating to the Adjustable Rate Pool less any Pre-Funding Account Earnings relating to the Adjustable Rate Pool at such time and (y) the Adjustable Rate Note Principal Balance as of such Payment Date (after taking into account the payment of the Adjustable Rate Monthly Payment Amount (except for any portion thereof related to an Insured Payment) on such Payment Date).

         "Adjustable Rate Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Adjustable Rate Note Principal Balance, after taking into account the payment of the Adjustable Rate Monthly Payment Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Adjustable Rate Note Insurance Policy), exceeds the sum of (y) the aggregate Loan Balance of the Mortgage Loans in the Adjustable Rate Pool as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and (z) the portion of the Pre-Funded Amount relating to the Adjustable Rate Notes; provided that for the purpose of calculating Loan Balances to determine if an Adjustable Rate Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances relating to the Adjustable Rate Pool shall be deducted from the related actual Loan Balances.

         "Adjustable Rate Total Available Funds": As defined in Section 3.3(a)(i) hereof.

         "Adjustable Rate Total Available Funds Shortfall": As defined in clause
(ii) of Section 3.3(b) hereof.

         "Adjustable Rate Total Monthly Excess Cashflow": As defined in Section 3.5(b)(ii) hereof.

         "Adjustable Rate Total Monthly Excess Spread": With respect to any Payment Date, the difference between (i) the Adjustable Rate Interest Remittance Amount for such Remittance Period and (ii) the sum of (x) the interest due on the Adjustable Rate Notes on such Payment Date, (y) the Fees and Expenses relating to the Adjustable Rate Pool, if any, for such Payment Date and (z) the Servicing Fee relating to the Adjustable Rate Pool for such Payment Date.

         "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

         "Annual Loss Percentage (Rolling Six Months)": As of any date of determination thereof, and with respect to either Mortgage Loan Pool, the product of (i) two and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses in respect of such Mortgage Loan Pool as of the last day of each of the six immediately preceding Remittance Periods and the denominator of which is the aggregate Loan Balance of the Mortgage Loans in such Mortgage Loan Pool as of the first day of the sixth preceding Remittance Period.

         "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

         "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Seller and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Closing Date, and with respect to the Indenture Trustee, any Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary of the Indenture Trustee.

         "Available Funds": With respect to the Adjustable Rate Pool, the Adjustable Rate Available Funds and with respect to the Fixed Rate Pool, the Fixed Rate Available Funds.

         "Available Funds Cap": As of any Payment Date (x) the weighted average of the Coupon Rates on the Mortgage Loans in the Adjustable Rate Pool less (y) the sum of (a) the sum of (i) the Servicing Fee Rate, (ii) the Indenture Trustee Fee Rate and (iii) the Owner Trustee Fee (expressed as a per annum percentage),
(b) the Adjustable Rate Premium Percentage and (c) 0.50% per annum.

         "Available Funds Cap Carry-Forward Amortization Amount": As of any Payment Date, any amount distributed from the Available Funds Cap Carry-Forward Amount Account on such Payment Date pursuant to Section 3.5(c) hereof.


         "Available Funds Cap Carry-Forward Amount": As of any Payment Date, the excess, if any, of (x) the sum of (i) the excess, if any, equal to (a) the aggregate amount of interest due on the Adjustable Rate Notes on all prior Payment Dates, calculated at the Formula Note Rate applicable to each such Payment Date over (b) the aggregate amount of interest due on the Adjustable Rate Notes on all prior Payment Dates, calculated at the Adjustable Rate Note Rate applicable to each such Payment Date, (ii) the amount, if any, described in clause (iii) hereof as of the immediately preceding Payment Date and (iii) the product of (a) one-twelfth of the Formula Note Rate on such Payment Date and (b) the sum of the amounts described in clauses (i) and (ii) preceding over (y) all Available Funds Cap Carry-Forward Amortization Amounts actually funded on all prior Payment Dates.

         "Available Funds Cap Carry-Forward Amount Account": The Available Funds Cap Carry- Forward Amount Account established in accordance with Section 3.2 hereof and maintained by the Indenture Trustee.

         "Available Funds Shortfall": Either the Adjustable Rate Available Funds Shortfall or the Fixed Rate Available Funds Shortfall.

         "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of New York or California or in the city in which the Corporate Trust Office is located or the city in which the principal office of the Note Insurer is located are authorized or obligated by law or executive order to be closed.

         "Capitalized Interest Account": The Capitalized Interest Account established in accordance with Section 3.2(b) hereof and maintained by the Indenture Trustee.

         "Certificate": Any one of the Certificates issued pursuant to the Trust Agreement.

         "Certificate Distribution Account": The Certificate Distribution Account established in accordance with the Trust Agreement.

         "Closing Date": June 26, 1998.

         "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

         "Combined Loan-to-Value Ratio": With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Mortgage Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Mortgage Note relating to such Second Mortgage Loan divided by (b) the Appraised Value of the related Property.

         "Compensating Interest": As defined in Section 4.9(b) hereof.

         "Corporate Trust Office": The principal office of the Indenture Trustee at 450 West 33rd Street, 15th Floor, New York, New York 10001, attention: First Alliance Mortgage Loan Trust 1998-2 or any other office of the Indenture Trustee designated as such hereunder.

         "Coupon Rate": The annual rate of interest borne by each Mortgage Note.

         "Current Interest": As applicable, the Adjustable Rate Current Interest or the Fixed Rate Current Interest.

         "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the monthly payment due for such Remittance Period and which is not a Prepaid Installment or made in respect of a Paid-in-Full Mortgage Loan, nor is intended to cure a delinquency.

         "Custodial Agreement": The Custodial Agreement, dated as of June 1, 1998, among the Custodian, the Indenture Trustee, the Seller and the Servicer.

         "Custodian": The Bank of New York, a New York banking corporation, as Custodian on behalf of the Indenture Trustee pursuant to the Custodial Agreement, or any successor thereto.

         "Cut-Off Date": June 1, 1998.

         "Delinquency Advance": As defined in Section 4.9(a) hereof.

         "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the second day of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Designated Depository Institution": With respect to any Account an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by Standard & Poor's and (y) A2 or better by Moody's and in one of the highest short-term rating categories, unless otherwise approved in writing by the Note Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer, Moody's and Standard & Poor's and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, any Account may be held by
(a) the Indenture Trustee or (b) an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Principal and Interest Account is held by such institution in its trust capacity and not in its commercial capacity.

         "Determination Date": The 12th day of each month, or if such day is not a Business Day, the next succeeding Business Day.

         "Due Date": The first day of the month of the related Payment Date.

         "Due Period": With respect to any Payment Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-Off Date) and ending on the related Due Date.

         "Eligible Investments": Those investments so designated pursuant to
Section 3.7 hereof.

         "Event of Servicing Termination": Any event as described in Section
4.20 hereof.

         "Excess Subordinated Amount": With respect to any Mortgage Loan Pool and Payment Date, the excess, if any, of (x) the Subordinated Amount that would apply to such Mortgage Loan Pool on such Payment Date after taking into account the payment of the related Monthly Payment Amount on such Payment Date (except for any distributions of the Subordination Reduction Amount on such Payment
Date) over (y) the related Specified Subordinated Amount for such Payment Date.

         "Fannie Mae": Fannie Mae, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

         "Fees and Expenses": With respect to any Payment Date, the sum of (a) the Premium Amount, (b) the Indenture Trustee Fee for such Payment Date and (c) the Owner Trustee Fee for such Payment Date.

         "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "File": The documents delivered to the Custodian, on behalf of the Indenture Trustee pursuant to Section 2.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the mortgage file pursuant to this Agreement.

         "Final Certification": The final certification in the form set forth as Exhibit D hereto and delivered by the Custodian, on behalf of the Indenture Trustee to the Seller within 90 days after the Closing Date pursuant to Section
2.6 hereof.

         "Final Payment Date": September 20, 2029, for each Series of Notes.

         "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

         "Fixed Rate Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 1.00% and (y) the Fixed Rate Maximum Collateral Amount.

         "Fixed Rate Available Funds": As defined in Section 3.3(a)(ii) hereof.

         "Fixed Rate Available Funds Shortfall": As defined in Section 3.5(f)(ii)(A) hereof.

         "Fixed Rate Capitalized Interest Requirement": $77,500.

         "Fixed Rate Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Realized Losses on Mortgage Loans in the Fixed Rate Pool since the Closing Date as a percentage of the Fixed Rate Maximum Collateral Amount.

         "Fixed Rate Cumulative Loss Test": The Fixed Rate Cumulative Loss Test for each period indicated below is satisfied if the Fixed Rate Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                                                         Fixed Rate
                                                      Cumulative Loss
               Period                                    Percentage
               ------                                    ----------
June 2, 1998          -    June 1, 1999                   1.00%
June 2, 1999          -    June 1, 2000                   1.50%
June 2, 2000          -    June 1, 2001                   2.00%
June 2, 2001          -    June 1, 2002                   2.50%
June 2, 2002          -    and thereafter                 3.00%

         "Fixed Rate Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the sum of (i) the aggregate amount of interest accrued on the Fixed Rate Note Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Fixed Rate Note Rate and (ii) any related Interest Carry-Forward Amount for such Payment Date.

         "Fixed Rate Indenture": The Indenture, dated June 1, 1998 between the Issuer and the Indenture Trustee, relating to the issuance of the Fixed Rate Notes.

         "Fixed Rate Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest due on or prior to the Due Date occurring during the related Due Period, with respect to the Fixed Rate Mortgage Loans to the extent collected by the Servicer during the related Remittance Period, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to the Fixed Rate Mortgage Loans, (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to the Fixed Rate Mortgage Loans and (iv) any amounts relating to the Fixed Rate Pool required to be transferred from the Capitalized Interest Account to the Fixed Rate Note Account pursuant to Section 3.4(e) hereof on the related Payment Date.

         "Fixed Rate Maximum Collateral Amount": $70,000,000.

         "Fixed Rate Monthly Payment Amount": With respect to a Payment Date, the sum of (x) the Fixed Rate Principal Payment Amount payable to the Owners of the Fixed Rate Notes pursuant to Section 3.5(f)(iv)(C) on such Payment Date and
(y) the Fixed Rate Current Interest payable to the Owners of the Fixed Rate Notes pursuant to Section 3.5(f)(iv)(B) on such Payment Date.

         "Fixed Rate Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Fixed Rate Interest Remittance Amount and the Fixed Rate Principal Remittance Amount.

         "Fixed Rate Mortgage Loan": A Mortgage Loan included in the Fixed Rate Pool.

         "Fixed Rate Net Monthly Excess Cashflow": As defined in Section 3.5(f)(iii) hereof.

         "Fixed Rate Note Account": The Fixed Rate Note Account established in accordance with Section 3.2(a) hereof and maintained by the Indenture Trustee, provided that the funds in such account shall not be commingled with any other funds held by the Indenture Trustee.

         "Fixed Rate Note Insurance Policy": The financial guaranty insurance policy (number 50700A-N) dated June 26, 1998 issued by the Note Insurer to the Indenture Trustee for the benefit of the Owners of the Fixed Rate Notes.

         "Fixed Rate Note Principal Balance": As of any time of determination, the Original Fixed Rate Note Principal Balance less any amounts actually distributed on account of the Fixed Rate Principal Payment Amount pursuant to
Section 3.5(f)(iv)(C) hereof with respect to principal thereon on all prior Payment Date.

         "Fixed Rate Note Rate": 6.52% per annum; provided that on any Payment Date after the Redemption Date for the Fixed Rate Pool, the Fixed Rate Note Rate shall be 7.02% per annum.

         "Fixed Rate Notes": Any one of the Notes substantially in the form attached to the Fixed Rate Indenture as Exhibit A.

         "Fixed Rate Pool": The pool of Fixed Rate Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to the Fixed Rate Pool, including any Qualified Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan included therein.

         "Fixed Rate Premium Amount": As to any Payment Date, the product of one-twelfth of (x) the Fixed Rate Premium Percentage and (y) the Fixed Rate Note Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Fixed Rate Notes on such Payment Date).

         "Fixed Rate Premium Percentage": The rate at which note insurance premium is calculated in respect of the Fixed Rate Notes in accordance with the Premium Letter.

         "Fixed Rate Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (i) the Fixed Rate Principal Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment of principal made to the Owners of the Fixed Rate Notes on such immediately preceding Payment Date.

         "Fixed Rate Principal Payment Amount": With respect to the Fixed Rate Notes for any Payment Date, the lesser of:

                  (x) the Fixed Rate Total Available Funds plus any Insured Payment on the Fixed Rate Notes minus the Fixed Rate Current Interest and any Fees and Expenses related to the Fixed Rate Pool for such Payment Date; and

                  (y) the excess, if any, of (i) the sum, without duplication of:

                           (a) the Fixed Rate Principal Carry-Forward Amount for such Payment Date,

                           (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in the Fixed Rate Pool due on or prior to the related Due Date during the related Due Period, to the extent actually received by the Servicer on or prior to the related Remittance Date or to the extent advanced by the Servicer on or prior to the related Remittance Date and the principal portion of any Prepayments made by the respective Mortgagors during the related Remittance Period,

                           (c) the Loan Balance of each Mortgage Loan in the Fixed Rate Pool that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date,

                           (d) any Substitution Amounts delivered by the Seller or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in the Fixed Rate Pool (to the extent such Substitution Amounts relate to principal),

                           (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in the Fixed Rate Pool during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal),

                           (f) the amount of the excess, if any, of (i) the Fixed Rate Subordination Deficit for such Payment Date over (ii) the Adjustable Rate Subordinated Amount for such Payment Date,

                           (g) the proceeds received by the Indenture Trustee with respect to any liquidation of the Fixed Rate Mortgage Loans, as set forth in Article V hereof (to the extent such proceeds related to principal),

                           (h) any moneys released from the Pre-Funding Account as a prepayment of the Fixed Rate Notes on the Payment Date which immediately follows the end of the Funding Period; and

                  (i) the amount of any Subordination Increase Amount with respect to the Fixed Rate Pool for such Payment Date, to the extent of any

                           Fixed Rate Net Monthly Excess Cashflow available for such purpose;

                  over

                  (ii) the amount of any Subordination Reduction Amount with respect to the Fixed Rate Pool for such Payment Date.

         "Fixed Rate Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal due on or prior to the Due Date occurring during the related Due Period with respect to Mortgage Loans in the Fixed Rate Pool to the extent collected by the Servicer during the related Remittance Period, (ii) Prepayments collected in the related Remittance Period and relating to principal on the Fixed Rate Mortgage Loans, (iii) the Loan Balance of each Mortgage Loan in the Fixed Rate Pool that either was repurchased by an Originator or by the Seller or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Seller in connection with a substitution of a Mortgage Loan in the Fixed Rate Pool to the extent such Substitution Amounts relate to principal, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to Mortgage Loans in the Fixed Rate Pool during the related Remittance Period (to the extent such Liquidation Proceeds related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to the Fixed Rate Pool and (vii) the amount of any investment losses required to be deposited by the Seller or the Servicer pursuant to Sections 3.6(e) or 4.8(b).

         "Fixed Rate Projected Net Monthly Excess Cashflow": As of any date of calculation, Fixed Rate Net Monthly Excess Cashflow (other than any Subordination Reduction Amount included therein), as calculated pursuant to
Section 3.5(f)(iii) hereof on the Payment Date immediately preceding such date of calculation.

         "Fixed Rate Reimbursement Amount": As of any Payment Date, the sum of
(x)(i) all Insured Payments relating to the Fixed Rate Notes previously received by the Indenture Trustee and not previously repaid to the Note Insurer pursuant to Section 3.5(f)(ii)(B) hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the
Note Insurer relating to the Fixed Rate Notes under the Insurance Agreement plus
(ii) interest on such amounts at the Late Payment Rate. The Note Insurer shall notify the Indenture Trustee and the Seller of the amount of any Fixed Rate Reimbursement Amount.

         "Fixed Rate Residual Net Monthly Excess Cashflow": With respect to any Payment Date, the Fixed Rate Net Monthly Excess Cashflow for such Payment Date, if any, remaining after making all of the applications described in Section 3.5(f)(i), (ii), (iii) and (iv) hereof.

         "Fixed Rate Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Closing Date and ending on the later of (i) the date on which principal equal to one-half of the Fixed Rate Maximum Collateral Amount has been received and (ii) the 30th Payment Date following the Closing Date, the greater of (A) the Fixed Rate Amortized Subordinated Amount Requirement and (B) two (2) times the excess, if any, of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in the Fixed Rate Pool which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure) over (y) five times the Fixed Rate Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Fixed Rate Amortized Subordinated Amount Requirement and (B) 2.00% times the current Fixed Rate Note Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in the Fixed Rate Pool which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure) over (B) three times the Fixed Rate Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.50% of the Fixed Rate Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Insured Payment is made by the Note Insurer with respect to the Fixed Rate

Notes, the amount described in this clause (b) shall remain equal to the Fixed Rate Amortized Subordinated Amount Requirement. The Fixed Rate Specified Subordinated Amount may be reduced or eliminated by the Note Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the
Note Insurer shall give written notice to the Rating Agencies.

         "Fixed Rate Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in the Fixed Rate Pool as of the close of business on the last day of the related Remittance Period and (ii) any amount on deposit in the Pre-Funding Account relating to the Fixed Rate Pool less any Pre-Funding Account Earnings relating to the Fixed Rate Pool at such time and (y) the Fixed Rate Note Principal Balance as of such Payment Date (after taking into account the payment of the Fixed Rate Monthly Payment Amount (except for any portion thereof related to an Insured Payment) on such Payment Date).

         "Fixed Rate Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Fixed Rate Note Principal Balance, after taking into account the payment of the Fixed Rate Monthly Payment Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Fixed Rate Note Insurance Policy), exceeds the sum of (y) the aggregate Loan Balance of the Mortgage Loans in the Fixed Rate Pool as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and (z) the portion of the Pre-Funded Amount relating to the Adjustable Rate Notes; provided that for the purpose of calculating Loan Balances to determine if an Fixed Rate Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances relating to the Fixed Rate Pool shall be deducted from the related actual Loan Balances.

         "Fixed Rate Total Available Funds": As defined in Section 3.3(a)(ii) hereof.

         "Fixed Rate Total Available Funds Shortfall": As defined in clause (y) of Section 3.3(b) hereof.

         "Fixed Rate Total Monthly Excess Cashflow": As defined in Section 3.5(f)(ii) hereof.

         "Fixed Rate Total Monthly Excess Spread": With respect to any Payment Date, the difference between (i) the Fixed Rate Interest Remittance Amount for such Remittance Period and (ii) the sum of (x) the interest due on the Fixed Rate Notes on such Payment Date, (y) the Fees and Expenses relating to the Fixed Rate Pool, if any, for such Payment Date and (z) the Servicing Fee relating to the Fixed Rate Pool for such Payment Date.

         "Formula Note Rate": The rate determined by clause (x) of the definition of "Adjustable Rate Note Rate."

         "Funding Period": The period commencing on the Closing Date and ending on June 30, 1998.

         "Highest Lawful Rate": As defined in Section 6.14.

         "Indemnification Agreement": The Indemnification Agreement dated as of June 10, 1998, among the Note Insurer, the Seller, the Issuer and the Underwriter.

         "Indenture": As applicable, the Adjustable Rate Indenture and the Fixed Rate Indenture.

         "Indenture Trustee": The Chase Manhattan Bank located on the date of execution of this Agreement at 450 West 33rd Street, New York, New York 10001, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor thereunder.

         "Indenture Trustee Fee": The amount payable monthly to the Indenture Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of the Indenture Trustee Fee Rate and (y) the sum of (1) the Adjustable Rate Note Principal Balance immediately prior to such Payment Date and (2) the Fixed Rate Note Principal Balance immediately prior to such Payment Date.

         "Indenture Trustee Fee Rate":  0.02% per annum.

         "Initial Adjustable Rate Specified Subordinated Amount":  $0.

         "Initial Certification": The initial certification in the form set forth as Exhibit C hereto and delivered by the Custodian, on behalf of the Indenture Trustee, to the Seller on the Closing Date pursuant to Section 2.6 hereof.

         "Initial Fixed Rate Specified Subordinated Amount": $0.

         "Initial Mortgage Loans": The Mortgage Loans to be sold to the Issuer by the Seller on the Closing Date.

         "Insurance Agreement": The Insurance and Indemnity Agreement dated as of June 1, 1998, among the Seller, the Servicer, the Issuer and the Note Insurer, as it may be amended from time to time.

         "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

         "Insured Payment": For any Mortgage Loan Pool and Payment Date is the sum of (i) the amount by which the related Current Interest (net of any related Prepayment Interest Shortfalls and Relief Act Shortfalls) exceeds the Total Available Funds (after any deduction for the related Fees and Expenses) for such Mortgage Loan Pool and any Net Monthly Excess Spread available from the other Mortgage Loan Pool to cover such shortfall as of such Payment Date, (ii) the amount of the excess, if any, of (A) the Subordination Deficit for such Payment Date with respect to the related Mortgage Loan Pool over (B) the Subordinated Amount for such Payment Date with respect to the other Mortgage Loan Pool, (iii) any unpaid Preference Amount with respect to such Mortgage Loan Pool and (iv) as to the Final Payment Date for each Series of Notes, an amount sufficient after the application of the related Total Available Funds, to reduce the Note Principal Balance for such Series of Notes to zero and to pay all accrued and unpaid interest thereon.

         "Insured Payment Amount": For any Mortgage Loan Pool and (a) any Payment Date, other than the Final Payment Date the sum of (i) the related Current Interest (net of any Prepayment Interest Shortfalls and Relief Act Shortfalls) and (ii) the amount of the excess, if any, of (A) the Subordination Deficit for such Payment Date with respect to the related Mortgage Loan Pool over (B) the Subordinated Amount for such Payment Date with respect to the other Mortgage Loan Pool and (b) as to the Final Payment Date for each Series of Notes, an amount sufficient after the application of Total Available Funds on such Payment Date, to reduce the Note Principal Balance for such Series of Notes to zero and to pay all accrued and unpaid interest (net of any Prepayment Interest Shortfalls and Relief Act Shortfalls) thereon.

         "Interest Accrual Period": With respect to the Adjustable Rate Notes and any Payment Date, the period commencing on the immediately preceding Payment Date (or in the case of the first Payment Date, the Closing Date) and ending on the day immediately preceding the current Payment Date. With respect to the Fixed Rate Notes and any Payment Date, the calendar month immediately preceding such Payment Date. A "calendar month" shall be deemed to be 30 days. All calculations of interest on the Adjustable Rate Notes will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and in a year of 360 days and all calculations of interest on the Fixed Rate Notes will be made on the basis of a 360- day year assumed to consist of twelve 30-day months.

         "Interest Carry Forward Amount": With respect to any Series of Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the Current Interest for such Series as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest made to the Owners of such Series of Notes on such immediately preceding Payment Date and (y) interest on such amount, calculated at the related Note Rate for such Series of Notes for the number of days in the related Interest Accrual Period..

         "Issuer" or "Trust": First Alliance Mortgage Loan Trust 1998-2, a Delaware business trust.

         "Late Payment Rate": As defined in the Insurance Agreement.

         "LIBOR": With respect to any Interest Accrual Period for the Adjustable Rate Notes, the rate determined by the Indenture Trustee on the related Adjustable Rate Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such Adjustable Rate Interest Determination Date. On each Adjustable Rate Interest Determination Date, LIBOR for the related Interest Accrual Period will be established by the Indenture Trustee as follows:

         (i) If on such Adjustable Rate Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (ii) If on such Adjustable Rate Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Adjustable Rate Interest Determination Date and (ii) the Reserve Interest Rate.

         "Liquidated Loan": As defined in Section 4.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 2.4, 2.6 or 4.10 hereof is not a "Liquidated Loan".

         "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Sections 4.9(c) and 4.13 with respect to the related Mortgage Loan.

         "Liquidation Proceeds": With respect to any Liquidated Loan, as of any date of determination, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through Indenture Trustee's sale, foreclosure sale or otherwise.

         "Loan Balance": With respect to a Mortgage Loan, the principal balance thereof on the CutOff Date, less any Principal Remittance Amounts relating to such Mortgage Loan included in previous Monthly Remittance Amounts that were received by the Servicer or any Sub-Servicer whether or not delivered to the Indenture Trustee, provided, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

         "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 2.4, 2.6 or 4.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the then applicable Coupon Rate less the Servicing Fee Rate, if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) the interest portion of any Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan.

         "Loan-to-Value Ratio": The percentage equal to the Original Principal Amount of the related Mortgage Note divided by the Appraised Value of the related Property.

         "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Monthly Exception Report": The monthly report delivered by the Servicer to the Indenture Trustee on each Remittance Date pursuant to Section 4.8(d)(ii). Each Monthly Exception Report shall cover the immediately preceding Remittance Period and shall consist of, for each Mortgage Loan Pool and in the aggregate, (i) an activity report of the Mortgage Loans setting forth the Loan Balance of Mortgage Loans as of the first day of the related Remittance Period, scheduled payments due, Prepayments, Liquidated Loan balances, and the resulting Loan Balance of the Mortgage Loans as of the last day of the related Remittance Period and (ii) separate reports of (a) payoffs, Curtailments, foreclosures and bankruptcies, such reports to provide the payment details for each Mortgage Loan covering the immediately preceding Remittance Period and any Prepayments not previously reported from a prior Remittance Period, and (b) Prepayments and delinquencies, such reports to reflect the current status of each Mortgage Loan with payment details as of the last day of the related Remittance Period.

         "Monthly Payment Amount": As applicable, the Adjustable Rate Monthly Payment Amount or the Fixed Rate Monthly Payment Amount.

         "Monthly Remittance Amount": As applicable, the Adjustable Rate Monthly Remittance Amount or the Fixed Rate Monthly Remittance Amount.

         "Monthly Servicing Report": As defined in Section 4.26.

         "Moody's": Moody's Investors Service, Inc., and any successor thereto.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Note.

         "Mortgage Loan Pool": Collectively, the Adjustable Rate Pool and the Fixed Rate Pool, or, if the context requires, either the Adjustable Rate Pool or the Fixed Rate Pool.

         "Mortgage Loans": Such of the mortgage loans (including Initial Mortgage Loans and Subsequent Mortgage Loans) transferred and assigned to the Trust pursuant to Section 2.5(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Seller, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

         "Mortgage Note": The Mortgage Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Loan,
Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed

Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Note": Any one of the Adjustable Rate Notes or the Fixed Rate Notes.

         "Note Insurance Policies": The Adjustable Rate Note Insurance Policy and the Fixed Rate Note Insurance Policy.

         "Note Insurer": Financial Security Assurance Inc. or any successor thereto, as issuer of the Note Insurance Policies.

         "Note Insurer Default": The existence and continuance of any of the following:

         (a) the Note Insurer fails to make a payment required under a Note Insurance Policy in accordance with its terms; or

         (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable; or

         (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgement or decree (i) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer of all or any material portion of its property.

         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "Operative Documents": Collectively, this Agreement, the Note Insurance Policies, the Notes, the Insurance Agreement, the Underwriting Agreement, the Custodial Agreement, the Trust Agreement, the Indenture, any Sub-Servicing Agreement, the Registration Statement and the Indemnification Agreement.

         "Original Adjustable Rate Note Principal Balance": $30,000,000.

         "Original Adjustable Rate Pre-Funded Amount": $3,417,634.90.

         "Original Aggregate Adjustable Rate Loan Balance": $26,582,365.10.

         "Original Aggregate Fixed Rate Loan Balance": $56,038,610.90.

         "Original Aggregate Loan Balance": The aggregate Loan Balances of all Mortgage Loans as of the Cut-Off Date, i.e., $82,620,976.00.

         "Original Fixed Rate Note Principal Balance": $70,000,000.

         "Original Fixed Rate Pre-Funded Amount": $13,961,389.10.

         "Original Principal Amount": With respect to each Mortgage Note, the principal amount of such Mortgage Note on the date of origination thereof.

         "Originator": The Seller and any entity from which the Seller acquires Mortgage Loans.

         "Owner": The Person in whose name a Note is registered in the Register, to the extent described in the Indenture.

         "Owner Trustee Fee": As defined in the Trust Agreement.

         "Paid-in-Full Mortgage Loan": With respect to any Payment Date, a Mortgage Loan on which the entire obligation of the related Mortgagor has been satisfied and the lien on the property may be removed during the related Remittance Period.

         "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Owners, which shall be the 20th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Closing Date.

         "Percentage Interest": As to any Series of Notes, that percentage, expressed as a fraction, the numerator of which is the Note Principal Balance set forth on such Note as of the Cut-Off Date and the denominator of which is the Original Note Principal Balance of all Notes of such Series as of the Cut-Off Date. With respect to the Certificates, the portion evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the Certificates.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Policy Payments Account": As defined in Section 7.02(b) hereof.

         "Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate principal balances of all Mortgage Loans in a Mortgage Loan Pool 90 or more days Delinquent (including foreclosures and REO Properties) as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance of such Mortgage Loan Pool as of the close of business on the last day of such Remittance Period.

         "Pool Principal Balance": With respect to any date of determination thereof, the principal balances of the Mortgage Loans in a Mortgage Loan Pool as of such date of determination.

         "Pool Rolling Three Month Delinquency Rate": As of any Payment Date and for either Mortgage Loan Pool, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for such Mortgage Loan Pool for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

         "Preference Amount": With respect to a Series of Notes, means, any amounts of related Current Interest and principal included in previous distributions to the Owners of such Notes which are recovered from such Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Owners.

         "Preference Claim": As defined in Section 7.02(d) hereof.

         "Pre-Funded Amount": With respect to any Determination Date, the amount remaining on deposit in the Pre-Funding Account.

         "Pre-Funding Account": The Pre-Funding Account established in accordance with Section 3.2(b) hereof and maintained by the Indenture Trustee.

         "Pre-Funding Account Earnings": With respect to the initial Payment Date, the actual investment earnings earned during the period from the Closing Date through June 30, 1998 (inclusive) on the Pre-Funding Account during such period as calculated by the Trustee pursuant to Section 2.8(d) hereof.

         "Premium Letter": As defined in the Insurance Agreement.

         "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

         "Prepayment": A Curtailment or a payment causing a Mortgage Loan to become a Paid-in- Full Mortgage Loan.

         "Prepayment Interest Shortfall": With respect to any Payment Date, the aggregate shortfall, if any, in collections of interest resulting from Prepayments on the Mortgage Loans during the preceding Remittance Period.

         "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer pursuant to Section 4.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

         "Principal Remittance Amount": As applicable, the Adjustable Rate Principal Remittance Amount or the Fixed Rate Principal Remittance Amount.

         "Property": The underlying property securing a Mortgage Loan.

         "Prospectus": The Seller's Prospectus dated March 10, 1998.

         "Prospectus Supplement": The First Alliance Mortgage Loan Trust 1998-2 Prospectus Supplement dated June 10, 1998 to the Prospectus.

         "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 2.4 or 2.6 hereof, which (i) bears an adjustable rate of interest if the Mortgage Loans to be substituted for is in the Adjustable Rate Pool or a fixed rate of interest if the Mortgage Loan to be substituted for is in that Fixed Rate Pool , (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which in the case of a Mortgage Loan in the Adjustable Rate Pool shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced),
(iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the Originators' credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than June 1, 2028, (vi) has a Combined Loan-to- Value Ratio as of the Cut-Off Date, no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) is of the same lien status or better lien status (ix) is not Delinquent, (x) meets the representations and warranties set out in Section 2.3 hereof and (xi) is a valid adjustable rate Mortgage Loan if the Mortgage Loan being substituted for is an Adjustable Rate Mortgage Loan or a valid fixed rate Mortgage Loan if the Mortgage Loan being substituted for is a Fixed Rate Mortgage Loan. In the event that one or more mortgage loans are proposed to be substituted for one or more mortgage loans, the Note Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Note Insurer, except that the requirement of clause (vi) hereof must be satisfied as to each Qualified Replacement Mortgage.

         "Rating Agencies": Moody's and Standard & Poor's or any successors thereto.

         "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

         "Redemption Date": With respect to the Adjustable Rate Pool, the first Payment Date on which the outstanding aggregate Loan Balance of the Adjustable Rate Mortgage Loans has declined to $3,000,000 or less, and with respect to the Fixed Rate Pool, the first Payment Date on which the outstanding aggregate Loan Balance of the Fixed Rate Mortgage Loans has declined to $7,000,000 or less.

         "Reference Banks": Bankers Trust Company, Barclay's Bank PLC and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any affiliate thereof, (iii) whose quotations appear on the Telerate Page 3750 on the relevant Adjustable Rate Interest Determination Date and (iv) which have been designated as such by the Indenture Trustee.

         "Register": The register maintained by the Indenture Trustee in accordance with Section 2.3 of the Indenture, in which the names of the Owners are set forth.

         "Registrar": The Indenture Trustee, acting in its capacity as Indenture Trustee appointed pursuant to the Indenture, or any duly appointed and eligible successor thereto.

         "Registration Statement": The Registration Statement filed by the Seller with the Securities and Exchange Commission (Registration Statement Number 333-44585), including all amendments thereto and including the Prospectus and Prospectus Supplement constituting a part thereof.

         "Reimbursement Amount": An Adjustable Rate Reimbursement Amount or a Fixed Rate Reimbursement Amount.

         "Relief Act Shortfalls:" With respect to any Due Period, for any Mortgage Loans as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the amount, if any, by which (i) interest collectible on such Mortgage Loans during the most recently ended Due Period is less than (ii) the sum of (a) one month's interest on the Loan Balance of such Mortgage Loans at a rate equal to the related Note Rate plus (b) the Servicing Fee and the Fees and Expenses for the related Remittance Period.

         "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Principal and Interest Account to the Note Account, which shall be the day two Business Days prior to the related Payment Date.

         "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

         "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

         "Request for Release": The request for release in the form set forth as Exhibit F hereto.

         "Reserve Interest Rate": With respect to any Adjustable Rate Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Adjustable Rate Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Adjustable Rate Interest Determination Date to leading European banks.

         "Schedule of Mortgage Loans": The Schedule of Mortgage Loans with respect to the Mortgage Loans listing each Mortgage Loan to be conveyed to a Mortgage Loan Pool on the Closing Date. Such Schedule of Mortgage Loans shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the Property and shall set forth as to each Mortgage Loan the lien status, the Loan-to-Value Ratio, the Loan Balance as of the Cut-Off Date, the Coupon Rate, the index, the margin, the current scheduled monthly payment of principal and interest and the maturity of the related Mortgage Note, the property type, occupancy status, Appraised Value and the Originator of the Mortgage Loan, all as delivered to the Indenture Trustee in physical and computer readable form and delivered to the Note Insurer in physical form.

         "Securities Act": The Securities Act of 1933, as amended.

         "Seller": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

         "Series": Each of the Issuer's series of Notes issued pursuant to the Adjustable Rate Indenture and the Fixed Rate Indenture.

         "Servicer": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

         "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

         "Servicing Advance": As defined in Section 4.9(c) and Section 4.13 hereof.

         "Servicing Certificate": A certificate completed by and executed by an Authorized Officer of the Indenture Trustee as attached hereto in the form of Exhibit E.

         "Servicing Fee": As to any Payment Date, the product of (x) one-twelfth of the Servicing Fee Rate and (y) the aggregate Loan Balances of the Mortgage Loans as of the opening of business on the first day of the related Remittance Period. Such Servicing Fee is retained by the Servicer pursuant to Sections 4.8(c)(i) and 4.15 hereof.

         "Servicing Fee Rate": 0.50% per annum.

         "Six Month LIBOR Loans": Mortgage Loans whose interest rates adjust semi-annually based on the London interbank offered rate for six-month United States Dollar deposits in the London Market and as published in The Wall Street Journal.

         "Specified Subordinated Amount": As applicable, the Adjustable Rate Specified Subordinated Amount or the Fixed Rate Specified Subordinated Amount.

         "Standard & Poor's": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, and any successor thereto.

         "Subordinated Amount": As applicable, the Adjustable Rate Subordinated Amount or the Fixed Rate Subordinated Amount.

         "Subordination Deficiency Amount": With respect to any Mortgage Loan Pool and Payment Date, the excess, if any, of (i) the related Specified Subordinated Amount applicable to such Payment Date over (ii) the related Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any related Subordination Increase Amount on such Payment Date.

         "Subordination Increase Amount": With respect to any Payment Date, the lesser of (i) the related Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the related Monthly Payment Amount on such Payment Date (except for any related Subordination Increase Amount)) and (ii) the aggregate amount of Net Monthly Excess Cashflow to be allocated to such Mortgage Loan Pool pursuant to either Section 3.5(b)(iii)(A) or Section 3.5(f)(iii)(A) on such Payment Date.

         "Subordination Reduction Amount": With respect to any Mortgage Loan Pool Payment Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Mortgage Loan Pool for such Payment Date and (y) the Principal Remittance Amount for such Mortgage Loan Pool for the related Remittance Period.

         "Subsequent Cut-Off Date": The beginning of business on the date specified in the Subsequent Transfer Agreement with respect to the Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the Subsequent Transfer Agreement.

         "Subsequent Mortgage Loans": The Mortgage Loans sold to the Issuer pursuant to Section 2.8 hereof, which shall be listed on the Schedules of Mortgage Loans attached to the Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement": The Subsequent Transfer Agreement dated as of the Subsequent Transfer Date executed by the Indenture Trustee and the Seller substantially in the form of Exhibit G hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

         "Subsequent Transfer Date": June 30, 1998.

         "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section
4.3 hereof in respect of the qualification of a Sub-Servicer.

         "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 4.3.

         "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate (net of the Servicing Fee Rate) of the Mortgage Loan being replaced.

         "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

         "Termination Price": As defined in Section 5.2(a) hereof.

         "Total Monthly Excess Spread": As applicable, the Adjustable Rate Total Monthly Excess Spread or the Fixed Rate Total Monthly Excess Spread.

         "Trust" or "Issuer": First Alliance Mortgage Loan Trust 1998-2, a Delaware business trust.

         "Trust Agreement": The Trust Agreement dated as of June 1, 1998 between the Seller and the Owner Trustee.

         "Trust Estate": As defined in the Indentures.

         "Underwriter": Wheat First Securities Corp., doing business as First Union Capital Markets, a division of Wheat First Securities Corp.

         "Underwriting Agreement": The Underwriting Agreement dated as of June 10, 1998 between the Underwriter and the Seller.

         Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

         Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                         OF THE SELLER AND THE SERVICER;
                   COVENANT OF SELLER TO CONVEY MORTGAGE LOANS

         Section 2.1. Representations and Warranties of the Seller. The Seller hereby represents, warrants and covenants to the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer and to the Owners as of the Closing Date that:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Seller has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                  (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

                  (e) No action, suit, proceeding or investigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which, individually or in the aggregate, might have consequences that would prohibit the Seller from entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect the validity or enforceability of Mortgage Loans or the Seller's performance hereunder or under the other Operative Documents to which it is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributed to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Seller not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Seller's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the Closing Date, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                  (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

                  (j) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans.

                  (k) The Seller did not sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                  (l) The Seller is solvent and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans.

                  (m) On the Closing Date, the Issuer will have good title to each Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien.

                  (n) There has been no material adverse change in any information submitted by the Seller to the Note Insurer.

                  (o) To the best knowledge of the Seller, no event has occurred which would allow any purchaser of the Notes not to be required to purchase the Notes on the Closing Date.

                  (p) To the best knowledge of the Seller, no document (including any information provided in electronic form) submitted by or on behalf of the Seller to the Note Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (q) To the best knowledge of the Seller, no material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

                  (r) The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated in this Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 2.1 shall survive delivery of the Mortgage Loans to the Issuer.

         Section 2.2. Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer and to the Owners as of the Closing Date that:

                           (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Servicer is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $20,000,000, as determined in accordance with generally accepted accounting principles.

                           (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                           (c) This Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                           (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

                           (e) No action, suit, proceeding or investigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Mortgage Loans or the Servicer's performance hereunder or under the other Operative Documents to which the Servicer is a party.

                           (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                           (g) The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                           (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                           (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, and are in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

                           (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

                           (k) There are no Sub-Servicers as of the Closing
         Date.

                           (l) The Servicer covenants that it will terminate any Sub-Servicer within ninety (90) days after being directed by the Note Insurer to do so.

                           (m) There has been no material adverse change in any information submitted by the Servicer to the Note Insurer.

                           (n) To the best knowledge of the Servicer, no event has occurred which would allow any purchaser of the Notes not to be required to purchase the Notes on the Closing Date.

                           (o) To the best knowledge of the Servicer, no document (including any information provided in electronic form) submitted by or on behalf of the Servicer to the Note Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (p) To the best knowledge of the Servicer, no material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

                           (q) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially and adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated in this Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 2.2 shall survive delivery of the Mortgage Loans to the Issuer.

         Upon discovery by any of the Originators, the Servicer, the Seller, the Issuer, the Custodian, any Sub-Servicer, the Note Insurer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 2.2 or in Section 2.1 hereof which materially and adversely affects the interests of the Owners or of the Note Insurer, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the party making such representation or warranty as to the facts stated therein, the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer. Within 30 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, if such breaching party is the Servicer and upon the Servicer's continued failure to cure such breach, the Servicer may be removed by the Indenture Trustee or the Note Insurer pursuant to
Section 4.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer.

         Section 2.3. Representations and Warranties of the Seller with Respect to the Mortgage Loans.

         (a) The Seller makes the following representations and warranties as to the Mortgage Loans on which the Note Insurer relies in issuing the Note Insurance Policies. Such representations and warranties speak as of the Closing Date (with respect to the Initial Mortgage Loans) and as of the respective Subsequent Cut-Off Date (with respect to the Subsequent Mortgage Loans) but shall survive the sale, transfer, and assignment of the related Mortgage Loans to the Issuer:

                      (i) The information with respect to each Initial Mortgage Loan and Subsequent Mortgage Loan set forth in the related Schedule of Mortgage Loans is true and correct as of the CutOff Date (or in the case of the Subsequent Mortgage Loans, as of the related Subsequent Cut-Off Date); the Original Aggregate Loan Balance in the Trust Estate as of the Cut-Off Date is $82,620,976.00 (the "Original Aggregate Adjustable Rate Loan Balance as of the Cut-Off Date is $26,582,365.10 and the Original Aggregate Fixed Rate Loan Balance as of the Cut-Off Date is $56,038,610.90).

                     (ii) All of the original or certified documentation set forth in Section 2.5 (including all material documents related thereto) with respect to each Initial Mortgage Loan has been or will be delivered to the Indenture Trustee on the Closing Date (or in the case of the Subsequent Mortgage Loans, as of the related Subsequent Transfer
         Date) or as otherwise provided in Section 2.5;

                    (iii) Each Mortgage Loan is being serviced by the Servicer or a Servicer Affiliate;

                     (iv) The Mortgage Note related to each Initial Mortgage Loan in the Adjustable Rate Pool bears a current Coupon Rate of at least 6.490% per annum and the Mortgage Note relating to each Mortgage Loan in the Fixed Rate Pool bears a current Coupon Rate of at least 7.250% per annum;

                      (v) No more than 4.23% of the Initial Mortgage Loans in the Adjustable Rate Pool were 30-59 days Delinquent; and, of the Initial Mortgage Loans in the Fixed Rate Pool, no more than
         4.10% were 30-59 days Delinquent, 0.19% were 60-89 days Delinquent, and 0.24% were 90 or more days Delinquent;

                     (vi) As of the Cut-Off Date, no more than 1.57% of the Original Aggregate Adjustable Rate Loan Balance is secured by Properties located within any single zip code area, and no more than 0.80% of the Original Aggregate Fixed Rate Loan Balance is secured by Properties located within any single zip code area;

                    (vii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Registration Statement;

                   (viii) As of the Cut-Off Date, no more than 17.09% and 10.12% of the Original Aggregate Adjustable Rate Loan Balance and the Original Aggregate Fixed Rate Loan Balance, respectively, is secured by condominiums, townhouses, or planned unit developments;

                     (ix) As of the Cut-Off Date, no more than 5.80% and 4.57% of the Original Aggregate Loan Balance and the Original Aggregate Fixed Rate Loan Balance, respectively, is secured by investor-owned Properties;

                      (x) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus;

                     (xi) All of the Mortgage Loans are actuarial loans;

                    (xii) All of the Adjustable Rate Mortgage Loans are First Mortgage Loans, and 99.84% of the Fixed Rate Mortgage Loans are First Mortgage Loans subject only to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to mortgage lending companies, as applicable, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

                   (xiii) As of the Cut-Off Date, substantially all of the Adjustable Rate Mortgage Loans had interest rates which were not fully indexed;

                    (xiv) The gross margin range for Six Month LIBOR Loans is 3.990% to 8.990% and, the gross margin for all Six Month LIBOR Loans when added to the current index, creates the fully- indexed range;

                     (xv) No Mortgage Loan has a remaining term in excess of 360 months;

                    (xvi) With respect to each Mortgage Loan in the Adjustable Rate Pool, each Mortgagor's debt-to-income ratio will qualify for the related Originator's underwriting guidelines for a similar credit grade borrower when the related Mortgage Loan is at a rate equal to the applicable initial Coupon Rate plus 2%;

                   (xvii) There is no proceeding pending or to the best of the Seller's knowledge threatened for the total or partial condemnation of any Property. No Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado, or other casualty so as to affect adversely the value of such Property as security for the Mortgage Loans or the use for which the premises were intended and each Property is free of material damage and is in good repair;

                  (xviii) Each Mortgage Loan complies, and at all times has complied in all material respects with all applicable federal and state laws and regulations including without limitation the Truth-in-Lending Act, as amended;

                    (xix) Each Mortgage Loan is secured by a Property having an appraised value of less than $417,440.00;

                    (xx) The first Due Date of each Mortgage Loan is no later than July 1, 1998; and

                    (xxi) On the Closing Date with respect to each Initial Mortgage Loan and on each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan, the Issuer will have good title to each Mortgage Loan transferred on such date free and clear of all liens, encumbrances, mortgages or rights of others.

                   (xxii) The Seller and any Originator complied with all applicable federal and state laws and regulations in connection with the origination of the Mortgage Loan;

                  (xxiii) No more than 41% and 31% of the Initial Mortgage Loans in the Adjustable Rate Pool and the Fixed Rate Pool, respectively, were originated on an "alternative documentation" basis;

                   (xxiv) No fraud, error, omission, misrepresentation or negligence with respect to the origination of a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, the Originator, the Seller, any appraiser or any other party involved in the origination of the Mortgage Loan;

                    (xxv) Each Property consists of a single parcel of residential real property that is separately assessed for tax purposes and that is owned by the related Mortgagor in fee simple absolute, and each Property is improved by a one- to four-family residential dwelling, which does not include cooperatives or mobile homes and does not constitute other than real property under state law. No Property is a manufactured housing unit.

                   (xxvi) Each Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date (except that 0.87% of the Mortgage Loans in the Fixed Rate Pool contain "balloon" payment provisions);

                  (xxvii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;
                  (xxviii) To the best of the Seller's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 2.3(a)(xxix) below;

                   (xxix) With respect to each Mortgage Loan, a lender's title insurance policy or a written commitment therefor, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 2.3(a)(xii) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-Off Date, such commitment, if applicable, will be valid and thereafter the policy issued, pursuant to such commitment shall continue in full force and effect. The Seller is the sole named insured of such mortgage title insurance policy, the assignment to the Issuer of the Seller's interest in such mortgage title insurance policy would not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Issuer on the Closing Date. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including (without limitation) the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                    (xxx) The improvements upon each Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing generally acceptable coverage against casualty to such improvements and, in any event, coverage not less than the least of (A) the outstanding principal balance of the related Mortgage, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, and (C) the full insurable value of such Property. Each individual insurance policy is the valid and binding obligation of the insurer and contains a standard mortgage clause naming the Seller, its successors and assigns as mortgagee. All premiums thereon have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                   (xxxi) If any Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, and (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended;

                  (xxxii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed, and such Mortgage and Mortgage Note have been duly and properly executed by such parties;

                  (xxxiii) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Issuer and its successors and assigns in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establisments of co-insured, joint loss payee and mortgagee rights in favor of the Issuer;

                  (xxxiv) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                   (xxxv) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.

                  (xxxvi) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

                  (xxxvii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Issuer or its successors or assigns to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Property is sold or further encumbered without the prior consent of the mortgagee thereunder;

                  (xxxix) The Mortgage Note does not permit or obligate any person to make future advances to the Mortgagor at the option of the Mortgagor;

                     (xl) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Property at a trustee's sale or the right to foreclose the Mortgage;

                    (xli) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Seller nor any servicer has waived any default, breach, violation or event of acceleration;

                   (xlii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xliii) All amounts received on and after the Cut-Off Date with respect to the Mortgage Loans have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account. All amounts received prior to the Cut-Off Date but representing payments that the Mortgagor is obligated to make after the Cut-Off Date have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

                   (xliv) The Mortgage Loans were not selected by the Seller on any basis intended to adversely affect the Issuer, the Owners, the Note Issuer or any of their successors and assigns;

                    (xlv) A full appraisal was performed in connection with each Property;

                   (xlvi) To the best of the Seller's knowledge, no Property was in violation of any state or federal environmental law or regulation and no hazardous material substance or waste is present at any Property;

                  (xlvii) None of the Mortgage Loans are subject to any bankruptcy plan;

                  (xlviii) No duplicate original Mortgage Note was executed by any Mortgagor; and

                   (xlix) No more than 70.05% and 65.33% of the Initial Mortgage Loans in the Adjustable Rate Pool and the Fixed Rate Pool, respectively, are subject to the Home Ownership and Equity Protection Act of 1994 (the "Home Protection Act"). With respect to each Initial Mortgage Loan subject to the Home Protection Act, each such Mortgage Loan has been originated and serviced in compliance with the provisions thereof.

         (b) Upon the discovery by the Issuer, the Seller, the Servicer, the Custodian, the Note Insurer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties made herein in respect of any Mortgage Loan, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller or any related Originator as to the facts stated therein, which materially and adversely affects the interests of the Owners or of the Note Insurer in such Mortgage Loan the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer, as their interests may appear. The Servicer shall promptly notify the related Originator of such breach and request that such Originator cure such breach or take the actions described in Section 2.4(b) hereof within the time periods required thereby, and if such Originator does not cure such breach in all material respects, the Seller shall cure such breach or take such actions. Except as set forth in Section 2.4, the obligations of the Seller or Servicer, as the case may be, shall be limited to the remedies for cure set forth in Section 2.4 with respect to any Mortgage Loan as to which such a breach has occurred and is continuing; the remedies set forth in Section 2.4 shall constitute the sole remedy with respect to such breach available to the Owners, the Indenture Trustee and the Note Insurer.

         The Seller acknowledges that a breach of any representation or warranty
(x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan and (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property is a priori the breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Note Insurer" in such Mortgage Loan.

         Section 2.4. Covenants of the Seller to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.

         (a) With the provisos and limitations as to remedies set forth in this
Section 2.4, upon the discovery by any Originator, the Seller, the Issuer, the Servicer, the Note Insurer, any Sub-Servicer, the Owner Trustee, the Custodian or the Indenture Trustee that the representations and warranties set forth in
Section 2.3 of this Agreement were untrue in any material respect as of the Closing Date (or in the case of the Subsequent Mortgage Loans, the Subsequent Transfer Date), and that such breach of the representations and warranties materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto and to the Note Insurer.

         (b) Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Note Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Note Insurer as set forth above, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Seller to or an Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. It is understood and agreed that the obligation of the Seller to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Indenture Trustee and the Note Insurer; provided, however, that notwithstanding the foregoing, the Seller agrees to indemnify and hold harmless the Issuer, the Note Issuer, the Indenture Trustee and each of the officers and directors of each such entity, in the event of any loss, claim, penalty, fine and any related costs suffered by any of such entities arising from a breach by the Seller of its representations and warranties in Section 2.3(b)(xlix).

         (c) In the event that any Qualified Replacement Mortgage is delivered by an Originator or by the Seller to the Trust pursuant to this Section 2.4 or
Section 2.6 hereof, the related Originator and the Seller shall be obligated to take the actions described in Section 2.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Issuer, the Servicer, the Note Insurer, any Sub-Servicer, the Owner Trustee, the Custodian or the Indenture Trustee that any of the representations and warranties set forth in Section 2.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Note Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in Section 2.3 above referring to items "as of the Cut-Off Date" or "as of the Closing Date" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

         (d) It is understood and agreed that the covenants set forth in this
Section 2.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) to the Issuer.

         (e) The Indenture Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this section or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 2.5. Conveyance of the Mortgage Loans. (a) The Seller, concurrently with the execution and delivery hereof, hereby transfers, assigns, sets over and otherwise conveys without recourse, to the Issuer, all right, title and interest of the Seller in and to each Initial Mortgage Loan listed on each Schedule of Mortgage Loans delivered by the Seller on the Closing Date, all right, title and interest in and to principal and interest (including prepaid interest) due on each such Mortgage Loan after the Cut-Off Date (other than payments of principal and interest due on or before the Cut-Off Date) and all its right, title and interest in and to all Insurance Policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and principal and interest due on each Initial Mortgage Loan on or prior to the Cut-Off Date. The transfer by the Seller of the Initial Mortgage Loans set forth on the Schedules of Mortgage Loans and the Subsequent Mortgage Loans is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Seller. Pursuant to the Indenture, the Issuer will pledge the Trust Estate to the Indenture Trustee to be held on behalf of the Owners of the Notes.

         It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Seller to the Issuer and that the Mortgage Loans not be part of the Seller's estate in the event of an insolvency. In the event that any such conveyance or a conveyance pursuant to Section 2.8 and any Subsequent Transfer Agreement is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Issuer a security interest of first priority in all of the Seller's right, title and interest in the Mortgage, Mortgage Note and the File, and that this Agreement shall constitute a security agreement under applicable law.

         In connection with the sale, transfer, assignment, and conveyance, from the Seller to the Issuer, the Seller has filed, in the appropriate office or offices in the States of California and Delaware, a UCC-1 financing statement executed by the Seller as debtor, naming the Issuer as secured party and listing the Mortgage Loans (both Initial Mortgage Loans and Subsequent Mortgage Loans) and the other property described above as collateral. The characterization of the Seller as a debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Mortgage Loans and the related Files to the Issuer. In connection with such filing, the Seller shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's and the Owners' interests in the Mortgage Loans and the related Files.

         In connection with the pledge of the Adjustable Rate Pool by the Issuer to the Indenture Trustee, on behalf of the Owners of the Adjustable Rate Notes, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, on behalf of the Owners of the Adjustable Rate Notes, as the secured party and listing the Adjustable Rate Mortgage Loans (both Initial Mortgage Loans and Subsequent Mortgage Loans) and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate on behalf of the Owners of the Adjustable Rate Notes.

         In connection with the pledge of the Fixed Rate Pool by the Issuer to the Indenture Trustee, on behalf of the Owners of the Fixed Rate Notes, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, on behalf of the Owners of the Fixed Rate Notes, as the secured party and listing the Fixed Rate Mortgage Loans (both Initial Mortgage Loans and Subsequent Mortgage Loans) and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate on behalf of the Owners of the Fixed Rate Notes.

         (b) In connection with the transfer and assignment of the Mortgage Loans, the Seller agrees to:

         (i) cause to be delivered, on or prior to the Closing Date (except as otherwise stated below) without recourse to the Custodian, on behalf of the Indenture Trustee, on the Closing Date with respect to each Initial Mortgage Loan listed on the Schedule of Mortgage Loans or on each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan:

                                (a) the original Mortgage Notes or certified
                  copies thereof, endorsed without recourse by the related Originator, "Pay to the order of __________________ ____________, without recourse" or, if such Mortgage Notes relate to Adjustable Rate Mortgage Loans "Pay to the order of The Chase Manhattan Bank, as Indenture Trustee for the First Alliance Adjustable Rate Mortgage Loan Asset Backed Notes, Series 1998-2A, without recourse", and if such Mortgage Notes relate to Fixed Rate Mortgage Loans, "Pay to the order of The Chase Manhattan Bank, as Indenture Trustee for the First Alliance Fixed Rate Mortgage Loans Asset Backed Notes, Series 1998-2F, without recourse". In the event that the Mortgage Loan was acquired by the related Originator in a merger, the endorsement must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the endorsement must be by the "(related Originator), formerly known as (previous name)";

                                (b) originals of all intervening assignments,
                  showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian, on behalf of the Indenture Trustee forthwith after return);

                                (c) originals of all assumption and modification
                  agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian, on behalf of the Indenture Trustee forthwith after return);

                                (d) either (A) the original Mortgage with
                  evidence of recording thereon or a certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

                                (e) the original assignment of Mortgage for each
                  Adjustable Rate Mortgage Loan conveying the Mortgage to "The Chase Manhattan Bank, as Indenture Trustee of the First Alliance Adjustable Rate Mortgage Loan Asset Backed Notes, Series 1998-2A," and the original assignment of Mortgage for each Mortgage Loan conveying the Mortgage to "The Chase Manhattan Bank, as Indenture Trustee of the First Alliance Fixed Rate Mortgage Loan Asset Backed Notes, Series 1998-2F" which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Closing Date, with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and

                                (f) evidence of title insurance with respect to
                  the mortgaged property in the form of a binder or commitment.

                             (ii) except with respect to Mortgage Loans covered by opinions of counsel delivered in the manner set forth below ("Assignment Opinions"), cause, as soon as possible but no more than 75 Business Days following the Closing Date, with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, the Originators to deliver to the Custodian, on behalf of the Indenture Trustee, copies of all Mortgage assignments submitted for recording, together with a list of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the related Originator (y) reasons why the related Originator has not yet submitted such Mortgage assignments for recording; provided, however, that with respect to Mortgage Loans relating to Properties located in the states of Arizona, California, Colorado, District of Columbia, Georgia, Idaho, Illinois, Maryland, Massachusetts, Ohio, Oregon, Pennsylvania, Virginia and Washington, an Originator shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Indenture Trustee and the Note Insurer, on or before the Closing Date with respect to the Initial Mortgage Loans, or on each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, at the Seller's expense, the Assignment Opinions for the relevant jurisdictions which opine that recording is not necessary to perfect the rights of the Indenture Trustee in the related Mortgage (in form satisfactory to the Note Insurer, Moody's and Standard & Poor's); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of: (i) the instructions by the
         Note Insurer to so record such assignments (such instructions shall be given by the Note Insurer using reasonable discretion) or (ii) the occurrence of an Event of Servicing Termination. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages not covered by the Assignment Opinions, the Custodian, on behalf of the Indenture Trustee shall make an immediate demand on the Seller to cause such Mortgage assignments to be prepared and shall inform the Note Insurer of the Seller's failure to cause such Mortgage assignments to be prepared. Thereafter, the Custodian and the Indenture Trustee shall cooperate in executing any documents prepared by the Note Insurer and submitted to the Custodian and the Indenture Trustee in connection with this provision. Following the expiration of the 75- Business Day period following the Closing Date with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and except with respect to Mortgages covered by the Assignment Opinions, the Seller shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Indenture Trustee.

         All recording required pursuant to this Section 2.5 shall be accomplished at the expense of the Originators or of the Seller. Notwithstanding anything to the contrary contained in this Section 2.5, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Indenture Trustee, of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Copies of all Mortgage assignments received by the Custodian, on behalf of the Indenture Trustee shall be kept in the related File.

         (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Closing Date, the Seller, in lieu of the foregoing, will deliver within 15

Business Days after the Closing Date to the Indenture Trustee a certification of an Authorized Officer in the form set forth in Exhibit B.

         (d) The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Issuer all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Indenture Trustee, on behalf of the Issuer by the Seller pursuant to
Section 2.4 or Section 2.6 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on and prior to the applicable Replacement Cut-Off Date.

         (e) As to each Mortgage Loan released from the lien of the related Indenture in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Custodian, on behalf of the Indenture Trustee will transfer, assign, set over and otherwise convey without recourse, on the Seller's order, all of its right, title and interest in and to such released Mortgage Loan and all the Issuer's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable Replacement Cut-Off Date; provided, however, that the Issuer shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan on and prior to the applicable Replacement Cut-Off Date.

         (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Issuer, the Seller agrees to cause to be delivered to the Custodian, on behalf of the Indenture Trustee, the items described in
Section 2.5(b) on the date of such transfer and assignment or if a later delivery time is permitted by Section 2.5(b) then no later than such later delivery time.

         (g) As to each Mortgage Loan released from a Mortgage Loan Pool in connection with the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Indenture Trustee, shall deliver on the date of conveyance of such Qualified Replacement Mortgage, and on the order of the Seller (i) the original Mortgage Note, or the certified copy, relating thereto, endorsed without recourse, to the Seller and (ii) such other documents as constituted the File with respect thereto.

         (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

         Section 2.6. Acceptance by Indenture Trustee; Certain Substitutions of Mortgage Loans; Certification by Indenture Trustee.

         (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver to the Seller, the Issuer, the Servicer and the Note Insurer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to loan number and address accurately reflects information set forth in the File. Neither the Indenture Trustee nor the Custodian, on behalf of the Indenture Trustee, shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within 90 days of the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt thereof and with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof) the Indenture Trustee shall cause the Custodian to deliver to the Issuer, the Seller, Note

Insurer and the Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Files, with any applicable exceptions noted thereon.

         (b) If in the process of reviewing the Files and preparing the certifications referred to above the Custodian, on behalf of the Indenture Trustee, finds any document or documents constituting a part of a File which is not properly executed, has not been received within the specified period or is unrelated to the Mortgage Loans identified in the related Schedules of Mortgage Loans, or that any Mortgage Loan does not conform as to loan number and address as set forth in the related Schedules of Mortgage Loans, the Custodian, on behalf of the Indenture Trustee shall promptly notify the Seller and the Note Insurer. The Seller shall use reasonable efforts to cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Seller will (or will cause the related Originator or an affiliate of the Seller to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

         Section 2.7. Cooperation Procedures. (a) The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage to the Custodian, on behalf of the Indenture Trustee, provide the Indenture Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

         (b) The Seller, the Issuer, the Servicer and the Indenture Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

         (c) The Servicer shall maintain such accurate and complete accounts, records and computer systems pertaining to each File as shall enable it and the Indenture Trustee to comply with this Agreement. In performing its recordkeeping duties the Servicer shall act in accordance with the servicing standards set forth in this Agreement. The Servicer shall conduct, or cause to be conducted, periodic audits of its accounts, records and computer systems as set forth in Sections 4.16 and 4.17 hereof. The Servicer shall promptly report to the Indenture Trustee any failure on its part to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

         (d) The Seller further confirms to the Indenture Trustee that it has caused the portions of the electronic ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans have been sold, transferred, assigned and conveyed to the Issuer and constitute part of the Trust Estate in accordance with the terms of the trust created hereunder and that the Seller will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

         Section 2.8. Conveyance of the Subsequent Mortgage Loans. (a) Subject to the satisfaction of the conditions set forth in Section 2.5 and paragraphs
(b), (c) and (d) below (based on the Custodian's review of such conditions) in consideration of the Indenture Trustee's delivery on the relevant Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Indenture Trustee, all of the Seller's right, title and interest in and to principal and interest (including prepaid interest) due on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date (other than payments of principal and interest due on or before the relevant Subsequent Cut-Off Date), which Subsequent Mortgage Loans shall have been approved by the
Note Insurer, and the Seller is causing to be delivered to the Custodian on behalf of the Indenture Trustee herewith (and all substitutions therefor as provided by Sections 2.4 and 2.6) together with the related Subsequent Mortgage Loan documents and the Seller's interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing).

         The transfer by the Seller of the Subsequent Mortgage Loans set forth on the related Schedule of Mortgage Loans to the Issuer shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Seller to the Issuer. Any Subsequent Mortgage Loan so transferred will be included in one (and only one) of the Adjustable Rate Pool or the Fixed Rate Pool. The amount released from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. Upon the transfer by the Seller of the Subsequent Mortgage Loans hereunder, such Subsequent Mortgage Loans (and all principal and interest due thereon subsequent to the Subsequent Cut-Off Date) and all other rights and interests with respect to such Subsequent Mortgage Loans transferred pursuant to a Subsequent Transfer Agreement shall be deemed for all purposes hereunder to be part of the Trust Estate. The Seller hereby covenants and agrees to use its best efforts to ensure that a sufficient amount of Subsequent Mortgage Loans will be transferred to the Issuer during the Funding Period to reduce the Pre-Funded Amount to less than $100,000 for each Mortgage Loan Pool.

         (b) The obligation of the Indenture Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                         (i) the Seller shall have provided the Indenture
                  Trustee and the Note Insurer with an Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

                        (ii) the Seller shall have delivered to the Indenture
                  Trustee a duly executed Subsequent Transfer Agreement (including an acceptance by the Indenture Trustee) in substantially the form of Exhibit G, which shall include a Schedule of Mortgage Loans, listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

                       (iii) the Seller shall have deposited in the Principal
                  and Interest Account all principal collected and interest due in respect of such Subsequent Mortgage Loans on or after the related Subsequent Cut-Off Date;

                        (iv) as of each Subsequent Transfer Date, the Seller is
                  not insolvent, nor will it be made insolvent by such transfer, nor is it aware of any pending insolvency;

                         (v) the Funding Period shall not have ended;

                        (vi) the Seller shall have delivered to the Indenture
                  Trustee and the Note Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in items (i) through (v) of this paragraph (b) and paragraphs (c) and (d) below and in the related Subsequent Transfer Agreement;

                       (vii) the Seller shall have delivered to the Indenture
                  Trustee, the Rating Agencies and the Note Insurer opinions of counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the opinions of counsel delivered to the Note Insurer and the Indenture Trustee on the Closing Date with respect to the Initial Mortgage Loans (bankruptcy, corporate and tax); and

                      (viii) the Note Insurer retains the right to adjust the
                  loss coverage requirements, including, but not limited to the related Specified Subordinated Amount, if a final Mortgage Loan Pool differs materially from the Initial Mortgage Loans in such Mortgage Loan Pool. Prior to any such adjustment, the
                  Note Insurer shall give written notice to the Rating Agencies.

         (c) The obligation of the Issuer to purchase Subsequent Mortgage Loans on a Subsequent Transfer Date for inclusion in the Adjustable Rate Pool is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Loan-to-Value Ratio of not more than 85%; (iv) the Note Insurer shall have given its consent to the inclusion of such Subsequent Mortgage Loan and (v) following the purchase of such Subsequent Mortgage Loans by the Issuer, the Mortgage Loans in the Adjustable Rate Pool (including the Subsequent Mortgage Loans included in such Mortgage Loan Pool) (a) will have a weighted average coupon rate of at least 8.74%; (b) will have a weighted average Loan-to-Value Ratio of not more than 62.68%; and (c) will have an average current loan balance not greater than $110,263 and not more than 10% of the Mortgage Loans in the Adjustable Rate Pool may have a principal balance in excess of $200,000, (d) will satisfy the representations and warranties set forth in Section 2.3 hereof and (e) have a first due date no later than September 1, 1998.

         (d) The obligation of the Issuer to purchase Subsequent Mortgage Loans on a Subsequent Transfer Date for inclusion in the Fixed Rate Pool is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date;
(ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Combined Loan-to-Value Ratio of not more than 80%; and (iv) the Note Insurer shall have given its consent to the inclusion of such Subsequent Mortgage Loan and (v) following the purchase of such Subsequent Mortgage Loans by the Issuer, the Mortgage Loans in the Fixed Rate Pool (including the Subsequent Mortgage Loans included in such Mortgage Loan Pool) (a) will have a weighted average coupon rate of at least 9.68%; (b) will have a weighted average Combined Loan-to-Value Ratio of not more than 56.47%; and (c) will have an average current loan balance not greater than $76,295 and not more than 10% of the Mortgage Loans in the Fixed Rate Pool may have a principal balance in excess of $200,000, (d) will satisfy the representations and warranties set forth in Section 2.3 hereof and
(e) have a first due date no later than September 1, 1998.

         (e) In connection with each Subsequent Transfer Date and on the Payment Date occurring in July 1998, the Indenture Trustee shall determine: (i) the amount and correct dispositions of the Adjustable Rate Capitalized Interest Requirement, Fixed Rate Capitalized Interest Requirement, Pre-Funding Account Earnings and the Pre-Funded Amount (and the portion of such amounts allocable to the Adjustable Rate Pool and the Fixed Rate Pool) and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released as a result of an error in calculation to the Owners or the Seller from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Seller shall immediately repay such amounts to the Trustee.

         Section 2.9. Books and Records.

         The sale of each Mortgage Loan shall be reflected in the Seller's balance sheets and other financial statements as a sale of assets by the Seller under generally accepted accounting principles.


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

                                   ARTICLE III

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 3.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Sub-Servicer and (b) Insured Payments. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Agreement.

         Section 3.2. Establishment of Accounts. (a) The Seller shall cause to be established, and the Indenture Trustee shall maintain, at the Corporate Trust Office, an Adjustable Rate Note Account, a Fixed Rate Note Account and an Available Funds Cap Carry-Forward Amount Account each to be held by the Indenture Trustee so long as the Indenture Trustee qualifies as a Designated Depository Institution and if the Indenture Trustee does not so qualify, then by any Designated Depository Institution in the name of the Indenture Trustee for the benefit of the Owners of the Notes and the Note Insurer, as their interests may appear.

         (b) The Seller shall cause to be established, and the Indenture Trustee shall maintain, at the corporate trust office of the Indenture Trustee, a Pre-Funding Account and a Capitalized Interest Account to be held by the Indenture Trustee in the name of the Indenture Trustee for the benefit of the Owners of the Notes and the Note Insurer, as their interests may appear.

         Section 3.3. The Note Insurance Policies. (a) On the Business Day prior to each Payment Date the Indenture Trustee shall determine with respect to the immediately following Payment Date:

                  (i) the amount on deposit in the Adjustable Rate Note Account on such Payment Date and available to be distributed to the Owners of the Adjustable Rate Notes on such Payment Date (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Adjustable Rate Total Monthly Excess Cashflow included in such amount plus (B) any amount of Adjustable Rate Total Monthly Excess Cashflow to be applied on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Adjustable Rate Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Adjustable Rate Total Available Funds."

                  (ii) the amount on deposit in the Fixed Rate Note Account on such Payment Date and available to be distributed to the Owners of the Fixed Rate Notes on such Payment Date (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Fixed Rate Total Monthly Excess Cashflow included in such amount plus (B) any amount of Fixed Rate Total Monthly Excess Cashflow to be applied on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Fixed Rate Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Fixed Rate Total Available Funds."

         (b) If (i) the Adjustable Rate Current Interest for any Payment Date exceeds the Adjustable Rate Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Adjustable Rate Premium Amount and the Indenture Trustee Fee relating to the Adjustable Rate Pool due on such Payment Date and any amounts available pursuant to Section 3.5(f)(ii)(B) and/or (ii) an Adjustable Rate Subordination Deficit in excess of the Fixed Rate Subordinated Amount exists for such Payment Date (any such event being a "Adjustable Rate Total Available Funds Shortfall"), the Indenture

Trustee shall complete a Notice in the form of Exhibit A to the Adjustable Rate
Note Insurance Policy and submit such notice to the Note Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Adjustable Rate Total Available Funds Shortfall. Similarly, if (x) the Fixed Rate Current Interest for any Payment Date exceeds the Fixed Rate Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Fixed Rate Premium Amount and the Indenture Trustee Fee relating to the Fixed Rate Pool due on such Payment Date and any amounts available pursuant to Section 3.5(b)(ii)(B) and/or (y) a Fixed Rate Subordination Deficit in excess of the Adjustable Rate Subordinated Amount exists for such Payment Date (any such event being an "Fixed Rate Total Available Funds Shortfall"), the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Fixed Rate Note Insurance Policy and submit such notice to the Note Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Fixed Rate Total Available Funds Shortfall.

         (c) The Note Insurer shall forward to the Indenture Trustee Insured Payments at such time and in the manner specified in the related Note Insurance Policy. Upon receipt of Insured Payments from the Note Insurer on behalf of Owners, the Indenture Trustee shall deposit such Insured Payments in the Policy Payments Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Sections 3.5(b)(iv) and 3.5(f)(iv) to the Owners of the related Series of Notes.

         (d) The Indenture Trustee shall (i) receive Insured Payments as attorney-in-fact of each Owner of the Series of Notes receiving any Insured Payment from the Note Insurer and (ii) disburse such Insured Payment to the Owners of such Series of Notes as set forth in Sections 3.5(b)(iv) and 3.5(f)(iv). Insured Payments disbursed by the Indenture Trustee from proceeds of a Note Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the Notes, and the Note Insurer shall be entitled to receive the Reimbursement Amount pursuant to Sections 3.5(b)(ii)(B) and 3.5(f)(ii)(B) hereof. Each Owner of Notes by its acceptance thereof recognizes that to the extent the Note Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Owners of such Notes the Note Insurer will be entitled to receive the Reimbursement Amount pursuant to Sections 3.5(b)(ii)(D) or (E) and 3.5(f)(ii)(B) hereof.

         (e) On the Final Payment Date for a Series of Notes, the Indenture Trustee shall make a claim against the related Note Insurance Policy in an amount sufficient after the application of related Total Available Funds for such Payment Date to reduce the Note Principal Balance of such Series of Notes to zero and to pay any accrued interest on the Notes.

         Section 3.4 Pre-Funding Account and Capitalized Interest Account

         (a) On the Closing Date, the Seller will deposit, on behalf of the Owners of the Notes, in the Pre-Funding Account the Original Pre-Funded Amount, from the proceeds of the sale of the Notes.

         (b) On the Subsequent Transfer Date, the Seller shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Mortgage Loans sold to the Issuer on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Sections 2.5 and
2.8 hereof with respect to such transfer; in connection with such instructions the Seller shall additionally inform the Indenture Trustee whether such Subsequent Mortgage Loans are being transferred to the Adjustable Rate Pool or the Fixed Rate Pool. In no event shall the Seller be permitted to instruct the Indenture Trustee to release with respect to Subsequent Mortgage Loans from the Pre-Funding Account to the Adjustable Rate Note Account an amount in excess of the Original Adjustable Rate Pre-Funded Amount or from the Fixed Rate Note Account an amount in excess of the Original Fixed Rate Pre-Funded Amount.

         (c) On or before the July 1998 Payment Date, the Indenture Trustee shall withdraw from the Pre-Funding Account the amount (exclusive of any related Pre-Funding Account Earnings still on deposit therein) remaining in the Pre-Funding Account and deposit such amount to the related Note Account, for the benefit of the Owners of the related Series of Notes.

         (d) On or before the July 1998 Payment Date, the Indenture Trustee shall transfer from the Pre-Funding Account to the Capitalized Interest Account, the Pre-Funding Account Earnings, if any, applicable to such Payment Date.

         (e) On or before the July 1998 Payment Date the Trustee shall transfer from the Capitalized Interest Account to the related Note Account, the Adjustable Rate Capitalized Interest Requirement and the Fixed Rate Capitalized Interest Requirement for such Payment Date.

         (f) On all amounts, if any, remaining in the Capitalized Interest Account shall be transferred to the Seller on the July 1998 Payment Date. Thereafter, the Capitalized Interest Account shall be closed.

         Section 3.5. Flow of Funds. (a) The Indenture Trustee shall deposit to the Adjustable Rate Note Account, without duplication, upon receipt, any Insured Payments relating to the Adjustable Rate Notes, the proceeds of any liquidation of the assets of the Adjustable Rate Pool, the Adjustable Rate Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts relating to the Adjustable Rate Pool received by the Indenture Trustee.

         (b) With respect to the Adjustable Rate Note Account, on each Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers from amounts deposited therein pursuant to subsection (a), in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

         (i) first, on each Payment Date from amounts then on deposit in the Adjustable Rate Note Account (A) to the Indenture Trustee, the portion of the Indenture Trustee Fee and to the Owner Trustee, the portion of the Owner Trustee Fee relating to the Adjustable Rate Pool and (B) to the Note Insurer, from amounts then on deposit in the Adjustable Rate Note Account, the Adjustable Rate Premium Amount for such Payment Date;

         (ii) second, on each Payment Date, the Indenture Trustee shall allocate an amount equal to the sum of (x) the Adjustable Rate Total Monthly Excess Spread with respect to such Payment
                  Date plus (y) any Subordination Reduction Amount with respect to the Adjustable Rate Pool on such Payment Date (such sum being the "Adjustable Rate Total Monthly Excess Cashflow" with respect to such Payment Date) in the following order of priority:

                  (A) first, such Adjustable Rate Total Monthly Excess Cashflow shall be allocated to the payment of the Adjustable Rate Monthly Payment Amount pursuant to clause (iv) below on such Payment Date in an amount equal to the difference, if any, between (x) the Adjustable Rate Monthly Payment Amount (calculated only with respect to clause (y) of the definition of Adjustable Rate Principal Payment Amount and without any Subordination Increase Amount relating to the Adjustable Rate Pool) for such Payment Date and (y) the Adjustable Rate Available Funds for such Payment Date (the amount of such difference being the "Adjustable Rate Available Funds Shortfall"); and

                  (B) second, such Adjustable Rate Total Monthly Excess Cashflow shall be allocated to the payment of the Fixed Rate Current Interest pursuant to clause
                           (f)(iv)(B) below;

                  (C) third, such Adjustable Rate Total Monthly Excess Cashflow shall be allocated to the payment of the Fixed Rate Available Funds Shortfall pursuant to clause (f)(ii)(A) below;


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


                  (D) fourth, such Adjustable Rate Total Monthly Excess Cashflow shall be allocated to the payment of Adjustable Rate Reimbursement Amount pursuant to clause (b)(iv)(A)(I) below; and

                  (E) fifth, any portion of the Adjustable Rate Total Monthly Excess Cashflow remaining after the allocations described in clause (A), (B), (C) and (D) above shall be allocated to the Note Insurer in respect of amounts owed on account of any Fixed Rate Reimbursement Amount pursuant to clause (f)(iv)(A)(I) below.

         (iii) third, the amount, if any, of the Adjustable Rate Total Monthly Excess Cashflow on a Payment Date remaining after the allocations described in clause (ii) above is the "Adjustable Rate Net Monthly Excess Cashflow" for such Payment Date; such Adjustable Rate Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

                  (A) first, such Adjustable Rate Net Monthly Excess Cashflow shall be used to reduce to zero, through the allocation of a Subordination Increase Amount relating to the Adjustable Rate Pool to the payment of the Adjustable Rate Monthly Payment Amount pursuant to clause (iv)(C) below, any Subordination Deficiency Amount relating to the Adjustable Rate Pool as of such Payment Date;

                  (B) second, an amount equal to the lesser of (i) any portion of the Adjustable Rate Net Monthly Excess Cashflow remaining after the applications described in clause (A) above and (ii) the excess of (a) the Available Funds Cap Carry-Forward Amount for such Payment Date over (b) the amount then on deposit in the Available Funds Cap Carry-Forward Amount Account shall be allocated to the Available Funds Cap Carry-Forward Amount Account; and

                  (C) third, any Adjustable Rate Net Monthly Excess Cashflow remaining after the applications described in clauses (A) and (B) above shall be allocated to the Servicer pursuant to clause (iv)(A)(II) below to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees relating to the Adjustable Rate Pool, in each case as certified to the Indenture Trustee by the Servicer to be owing to it as of such Payment Date;

         (iv) fourth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under
               Section 3.3 hereof and the prior clauses of this Section 3.5(b), from amounts (including any related Insured Payment which shall be paid only to the Owners of the Adjustable Rate Notes) then on deposit in the Adjustable Rate Note Account, the Indenture Trustee shall:

                  (A) distribute (I) to the Note Insurer the amounts described in clause (ii)(D) above and clause (ii)(E) of Section 3.5(f) below and (II) to the Servicer the amounts described in clause (iii)(C) above;

                  (B) retain in the Adjustable Rate Note Account, the Adjustable Rate Current Interest for such Payment Date (including the proceeds of any Insured Payments relating to interest on the Adjustable Rate Notes made by the Note Insurer);

                  (C) retain in the Adjustable Rate Note Account, the Adjustable Rate Principal Payment Amount for such Payment Date (including the proceeds of any Insured Payments relating to principal on the Adjustable Rate Notes made by the Note Insurer);

                  (D) distribute to the Available Funds Cap Carry-Forward Amount the amount described in clause (iii)(B) above;

                  (E) distribute to the Indenture Trustee, for the reimbursement of expenses of the Indenture Trustee not reimbursed pursuant to clause (b)(i) above which expenses were incurred in connection with its duties and obligations hereunder; and

         (v) fifth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under
                  Section 3.3 hereof and the prior clauses of this Section 3.5(b), from amounts remaining on deposit in the Adjustable Rate Note Account, the Indenture Trustee shall distribute to the Certificate Distribution Account, the Adjustable Rate Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

         (c) On each Payment Date the Indenture Trustee shall distribute to the Owners the amount, if any, then on deposit in the Available Funds Cap Carry-Forward Amount Account.

         (d) Notwithstanding clause (b)(iv) above, the aggregate amounts distributed on all Payment Dates to the Owners of the Adjustable Rate Notes on account of principal shall not exceed the Original Adjustable Rate Note Principal Balance.

         (e) The Indenture Trustee shall deposit to the Fixed Rate Note Account, without duplication, upon receipt, any Insured Payments relating to the Fixed Rate Notes, the proceeds of any liquidation of the assets of the Fixed Rate Pool, the Fixed Rate Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts relating to the Fixed Rate Pool received by the Indenture Trustee.

         (f) With respect to the Fixed Rate Note Account, on each Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers from amounts deposited therein pursuant to subsection (e), in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

         (i) first, on each Payment Date from amounts then on deposit in the Fixed Rate Note Account (A) to the Indenture Trustee, the portion of the Indenture Trustee Fee and to the Owner Trustee, the portion of the Owner Trustee Fee relating to the Fixed Rate Pool and (B) to the Note Insurer, from amounts then on deposit in the Fixed Rate Note Account, the Fixed Rate Premium Amount for such Payment Date;

         (ii) second, on each Payment Date, the Indenture Trustee shall allocate an amount equal to the sum of (x) the Fixed Rate Total Monthly Excess Spread with respect to such Payment Date plus (y) any Subordination Reduction Amount with respect to the Fixed Rate Pool on such Payment Date (such sum being the "Fixed Rate Total Monthly Excess Cashflow" with respect to such Payment Date) in the following order of priority:

                  (A)      first, such Fixed Rate Total Monthly Excess
                           Cashflow shall be allocated to the payment of the Fixed Rate Monthly Payment Amount pursuant to clause
                           (iv) below on such Payment Date in an amount equal to the difference, if any, between (x) the Fixed Rate Monthly Payment Amount (calculated only with respect to clause (y) of the definition of Fixed Rate Principal Payment Amount and without any Subordination Increase Amount relating to the Fixed Rate Pool) for such Payment Date and (y) the Fixed Rate Available Funds for such Payment Date (the amount of such difference being the "Fixed Rate Available Funds Shortfall");

                  (B) second, such Fixed Rate Total Monthly Excess Cashflow shall be allocated to the payment of the Adjustable Rate Current Interest pursuant to clause (b)(iv)(B) above;

                  (C) third, such Fixed Rate Total Monthly Excess Cashflow shall be allocated to the payment of the Adjustable Rate Available Funds Shortfall pursuant to clause
                           (b)(ii)(A) above;

                  (D) fourth, such Fixed Rate Total Monthly Excess Cashflow shall be allocated to the payment of Fixed Rate Reimbursement Amount pursuant to clause (f)(iv)(A)(I) below; and

                  (E) fifth, any portion of the Fixed Rate Total Monthly Excess Cashflow remaining after the allocations described in clause (A), (B), (C) and (D) above shall be allocated to the Note Insurer in respect of amounts owed on account of any Adjustable Rate Reimbursement Amount pursuant to clause (b)(iv)(A)(I) above.

         (iii) third, the amount, if any, of the Fixed Rate Total Monthly Excess Cashflow on a Payment Date remaining after the allocations described in clause (ii) above is the "Fixed Rate Net Monthly Excess Cashflow" for such Payment Date; such Fixed Rate Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

                  (A) first, such Fixed Rate Net Monthly Excess Cashflow shall be used to reduce to zero, through the allocation of a Subordination Increase Amount relating to the Fixed Rate Pool to the payment of the Fixed Rate Monthly Payment Amount pursuant to clause
                           (iv)(C) below, any Subordination Deficiency Amount relating to the Fixed Rate Pool as of such Payment Date;

                  (B) second, any Fixed Rate Net Monthly Excess Cashflow remaining after the applications described in clause
                           (A) above shall be allocated to the Servicer pursuant to clause (iv)(A)(II) below to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees relating to the Fixed Rate Pool, in each case as certified to the Indenture Trustee by the Servicer to be owing to it as of such Payment Date;

         (iv) fourth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under
               Section 3.3 hereof and the prior clauses of this Section 3.5(f), from amounts (including any related Insured Payment which shall be paid only to the Owners of the Fixed Rate Notes) then on deposit in the Fixed Rate Note Account, the Indenture Trustee shall:

                  (A) distribute (I) to the Note Insurer the amounts described in clause (ii)(D) above and clause (ii)(E) of Section 3.5(b) above and (II) to the Servicer the amounts described in clause (iii)(B) above;

                  (B) retain in the Fixed Rate Note Account, the Fixed Rate Current Interest for such Payment Date (including the proceeds of any Insured Payments relating to interest on the Fixed Rate Notes made by the Note Insurer);

                  (C) retain in the Fixed Rate Note Account, the Fixed Rate Principal Payment Amount for such Payment Date (including the proceeds of any Insured Payments relating to principal on the Fixed Rate Notes made by the Note Insurer);

                  (D) distribute to the Indenture Trustee, for the reimbursement of expenses of the Indenture Trustee not reimbursed pursuant to clause (f)(i) above which expenses were incurred in connection with its duties and obligations hereunder; and

         (v) fifth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under
               Section 3.3 hereof and the prior clauses of this Section 3.5(f), from amounts remaining on deposit in the Fixed Rate Note Account, the Indenture

         Trustee shall distribute to the Certificate Distribution Account, the Fixed Rate Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

         (g) Notwithstanding clause (f)(iv) above, the aggregate amounts distributed on all Payment Dates to the Owners of the Fixed Rate Notes on account of principal shall not exceed the Original Fixed Rate Note Principal Balance.

         Section 3.6. Investment of Accounts. (a) So long as no event described in Sections 4.20(a) or (b) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Indenture Trustee shall be invested and reinvested by the Indenture Trustee for the benefit of the Owners and the Note Insurer, as their interests may appear, directed in writing by the Servicer on the Closing Date and from time to time thereafter, in one or more Eligible Investments bearing interest or sold at a discount. During the continuance of an event described in Sections 4.20(a) or (b) hereof and following any removal of the Servicer, the Note Insurer shall direct such investments. No investment in any Account shall mature later than the second Business Day preceding the next Payment Date.

         (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

         (c) Subject to the terms of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein.

         (d) The Indenture Trustee shall hold funds in the Accounts held by the Indenture Trustee uninvested upon the occurrence of either of the following events:

                           (i) the Servicer or the Note Insurer, as the case may be, shall have failed to give investment directions to the Indenture Trustee within ten days after receipt of a written request for such directions from the Indenture Trustee; or

                           (ii) the Servicer or the Note Insurer, as the case may be, shall have failed to give investment directions to the Indenture Trustee with respect to any investment by the Indenture Trustee that shall mature during the ten-day period described in clause
         (i).

         (e) For purposes of investment, the Indenture Trustee shall aggregate all amounts on deposit in each Account. All income or other gain from investments in any Account shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to the Seller, and upon request by the Indenture Trustee, the Seller shall reimburse the Trust Estate for such losses.

         (f) Each institution at which the Note Account is maintained shall invest the funds therein in Eligible Investments, which shall mature not later than the Business Day next preceding the related Payment Date (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Payment
Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Indenture Trustee, for the benefit of the Owners and the Note Insurer. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Note Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Note Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Note Account or paid to the Indenture Trustee as applicable. The Indenture Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Note Account and made in accordance with this Section 3.6(f).

         (g) The Servicer shall give notice to the Indenture Trustee, the Seller, the Issuer, each Rating Agency, and the Note Insurer of any proposed change of the location of the Note Account not later than 30 days and not more than 45 days prior to any change thereof.

         Section 3.7. Eligible Investments. The following are Eligible
Investments:

         (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

         (b) Federal funds, Notes of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by Standard & Poor's and P-1 by Moody's.

         (c) Investment agreements approved by the Note Insurer provided:

                           1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by Standard & Poor's,

                           2. Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date),

                           3. The agreement is not subordinated to any other obligations of such insurance company or bank,

                           4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                           5. The Indenture Trustee and the Note Insurer receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

         (d) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by Standard & Poor's and P-1 or better by Moody's.

         (e) Investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's.

         (f) Investments approved in writing by the Note Insurer and acceptable to Moody's and Standard & Poor's.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par.

         Section 3.8. Reports by Indenture Trustee. (a) On each Payment Date the Indenture Trustee shall provide to each Owner, the Owner Trustee, the Servicer, the Note Insurer, the Underwriter, the Servicer, Standard & Poor's and Moody's a written report (based solely upon the information contained in the Monthly Servicing Report) in substantially the form set forth as Exhibit E hereto, as such form may be revised by the Indenture Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information requested on Exhibit E hereto and the following information:


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


                           (i) the amount of the distribution with respect to each Series of Notes and the Certificates;

                           (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or Prepaid Installments of principal included therein and any Subordination Increase Amounts with respect to the related Mortgage Loan Pool;

                           (iii) the amount of such distributions allocable to interest;

                           (iv) the Note Principal Balance for each Series of Notes as of such Payment Date together with the principal amount of such Notes (based on a Note in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

                           (v) the amount of any Insured Payment included for each Series of Notes in the amounts distributed with respect to such Series of Notes on such Payment Date;

                           (vi) information to the extent and in the form furnished by the Seller pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                           (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                           (viii) the amount of any Subordination Reduction Amount for a Mortgage Loan Pool;

                           (ix) the amounts, if any, of any Realized Losses for a Mortgage Loan Pool for the related Remittance Period and the cumulative amount of Realized Losses for a Mortgage Loan Pool since the Closing Date;

                           (x) for the related Remittance Period and cumulatively since the Closing Date, the number and aggregate Loan Balance of Mortgage Loans in such Mortgage Loan Pool bought back by the Servicer or the Seller pursuant to Sections 2.4, 2.6 and 4.10 (identified separately for each such section);

                           (xi) the amount of any Available Funds Cap
         Carry-Forward Amount; and

                           (xii) identify any loans purchased by the Servicer pursuant to Section 4.10.

         Items (i) through (iii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Notes for such calendar year.

         (b) In addition, on each Payment Date the Indenture Trustee will distribute to each Owner, the Owner Trustee, the Note Insurer, the Underwriter, the Servicer, the Seller, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information with respect to each Mortgage Loan Pool as of the last day of the related Remittance Period, which is hereby required to be prepared by the Servicer and furnished to the Indenture Trustee for such purpose on or prior to the related Remittance Date:


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

                           (i) the total number of Mortgage Loans in each Mortgage Loan Pool and the aggregate Loan Balances thereof, and the percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Pool) (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

                           (ii) the number and aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Pool and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Pool) in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (iii) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Pool and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Pool) relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (iv) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Pool and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Pool) relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (v) the aggregate Loan Balance of all Mortgage Loans in each Mortgage Loan Pool, after giving effect to any payment of principal on such Payment Date; and

                           (vi) the book value of any REO Property in each Mortgage Loan Pool.

         Section 3.9. Additional Reports by Indenture Trustee. (a) The Indenture Trustee shall report to the Owner Trustee, the Seller, the Servicer, Standard & Poor's, Moody's and the Note Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Indenture Trustee and the identity of the investments included therein, as the Seller, the Servicer or the Note Insurer may from time to time request.

         (b) Not later than 20 days after each Payment Date, the Indenture Trustee shall forward to the Seller, the Servicer and the Note Insurer a statement, setting forth the status of the Note Account as of the close of business on the last Business Day of the related Remittance Period showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Note Account.


                                   ARTICLE IV

                 SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

         Section 4.1. Servicer and Sub-Servicers. (a) Acting directly or through one or more Sub-Servicers as provided in Section 4.3, the Servicer, as servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

         (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections, furnishing monthly and annual statements to the Indenture Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Indenture

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



Trustee and furnish to the Indenture Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Indenture Trustee to perform its tax reporting duties hereunder. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Owners, the Issuer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Mortgage Note not expressly prohibited hereby if the effect of any such modification will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt of any payments required hereby or the interests of the Note Insurer.

         (d) With the consent of the Note Insurer, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

         (e) Without limiting the generality of the foregoing, but subject to Sections 4.13 and 4.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, on behalf of itself, the Owners, the Issuer and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Indenture Trustee and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that Section 4.14(a) shall constitute a power of attorney from the Issuer and the Indenture Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 4.13 and 4.14, the Indenture Trustee shall execute a power of attorney to the Servicer and any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

         (f) The Servicer shall give prompt notice to the Indenture Trustee, the Issuer and the Note Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

         () Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 4.9(c) and in Sections 3.5(b)(iii)(C) and 3.5(f)(iii)(B) hereof.

         Section 4.2. Collection of Certain Mortgage Loan Payments. (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with or better than standard industry practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided,


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


however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve (12) consecutive months with respect to any Mortgagor or (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies of the comparable mortgage loans subject to such Act.

         (b) The Servicer shall hold in escrow on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Mortgage Note.

         Section 4.3. Sub-Servicing Agreements Between Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is acceptable to the Note Insurer and which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and (x) has (i) been designated an approved seller-servicer by FHLMC or Fannie Mae for Mortgage Loans and (ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the Note Insurer, the Rating Agencies and the Indenture Trustee of the appointment of any Sub-Servicer and shall furnish to the Note Insurer and the Indenture Trustee a copy of such Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.

         Section 4.4. Successor Sub-Servicers. With the consent of the Note Insurer, the Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either itself directly service the related Mortgage Loans or enter into a Sub- Servicing Agreement with a successor Sub-Servicer that qualifies under Section 4.3.

         Section 4.5. Liability of Servicer. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

         Section 4.6. No Contractual Relationship Between Sub-Servicer and Indenture Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the
Note Insurer, the Indenture Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 4.7.

         Section 4.7. Assumption or Termination of Sub-Servicing Agreement by Indenture Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Indenture Trustee pursuant to Section 4.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Indenture Trustee at the Note Insurer's option without the payment of a fee notwithstanding any contrary provision in any Sub-Servicing Agreement.

         The Servicer shall, upon reasonable request of the Indenture Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement

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


and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 4.8. Principal and Interest Account.

         (a) The Servicer shall establish in the name of the Trust for the benefit of the Owners of each Series of the Notes and the Note Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account. The funds held in the Principal and Interest Account shall not be commingled with any other funds.

         Subject to Subsection (c) below, the Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans into the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

         Subject to Subsection (c) below on the Closing Date, the Seller and/or the Servicer shall deposit into the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date.

         (b) Any investment of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date. All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Notes. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer on the second Business Day of the month for the investment earnings for the previous calendar month. The Servicer shall withdraw from the Principal and Interest Account, on the second Business Day of the month, investment earnings for the previous calendar month. The Servicer shall deposit into the Principal and Interest Account the amount of all losses on investment of funds in the Principal and Interest Account. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of investment earnings.

         (c) The Servicer shall deposit to the Principal and Interest Account all principal and interest collections on the Mortgage Loans received after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section
4.15 hereof, (ii) principal (including Prepayments) due on the related Mortgage Loans on or prior to the Cut-Off Date, (iii) interest due on the related Mortgage Loans on or prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan Balance of the related Mortgage Loan.

         (d) (i) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

                  (A) to effect the timely remittance to the Indenture Trustee of the Monthly Remittance Amounts due on the Remittance Date;

                  (B) to reimburse itself pursuant to Section 4.9(a) hereof for unrecovered Delinquency Advances and Servicing Advances;

                  (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;


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


                  (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

                  (E) to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article V hereof.

         (ii) On the Determination Date of each month, commencing in July 1998, the Servicer shall send to the Indenture Trustee the Monthly Exception Report detailing the payments on the Mortgage Loans during the prior Remittance Period and certifying the amounts and purpose of withdrawals permitted pursuant to (d) above from the Principal and Interest Account. Such report shall contain the specified data, as described in Section 4.26 hereof, and shall be in the form and have the specifications as may be agreed to between the Servicer, the Note Insurer and the Indenture Trustee from time to time.

         (iii) On each Remittance Date, commencing in July 1998 the Servicer shall remit to the Indenture Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Adjustable Rate Note Account, the Adjustable Rate Interest Remittance Amount for such Remittance Date and the Adjustable Rate Principal Remittance Amount for such Remittance Date.

         (iv) On each Remittance Date, commencing in July 1998 the Servicer shall remit to the Indenture Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Fixed Rate Note Account, the Fixed Rate Interest Remittance Amount for such Remittance Date and the Fixed Rate Principal Remittance Amount for such Remittance Date.

         Section 4.9. Delinquency Advances, Compensating Interest and Servicing Advances. (a) The Servicer is required, not later than each Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of
(i) the interest due (net of the Servicing Fees due) but not collected as of the last day of the related Remittance Period and (ii) scheduled principal due, but not collected as of the last day of the related Remittance Period, with respect to Delinquent Mortgage Loans during the related Due Period but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances".

         The Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date and to reimburse itself for any Delinquency Advances paid from the Servicer's own funds, from collections on any Mortgage Loan in the same Mortgage Loan Group deposited to the Principal and Interest Account subsequent to the related Due Period and shall deposit into the Principal and Interest Account with respect thereto (i) collections from the Mortgagor whose Delinquency gave rise to the shortfall which resulted in such Delinquency Advance, (ii) on the Remittance Date in July 1998, interest accrued on each Subsequent Mortgage Loan transferred to the Issuer during the Funding Period and (iii) Net Liquidation Proceeds recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto. If not thereto recovered from the related Mortgagor or the related Net Liquidation Proceeds, Delinquency Advances shall be recoverable pursuant to Section 3.5(b)(iii)(C) or 3.5(f)(iii)(B).

         (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any Paid-in-Full Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor an amount equal to the difference between (x) 30 days' interest at such Mortgage Loan's Coupon Rate (less the Servicing Fee Rate) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period. Further, the Servicer is not obligated to cover shortfalls in collections in interest due to Curtailments. Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the Servicing Fee or otherwise.


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

         (c) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of REO Property, but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (y) as provided in Section 3.5(b)(iii)(C) or 3.5(f)(iii)(B) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan except as provided pursuant to Section 3.5(b)(iii)(C) or 3.5(f)(iii)(B) hereof.

         Section 4.10. Purchase of Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 4.13; provided, that after the amount of such purchases exceeds 3% of the sum of the Adjustable Rate Maximum Collateral Amount and the Fixed Rate Maximum Collateral Amount the Servicer shall either (x) purchase only the Mortgage Loan that is the greatest number of days Delinquent or (y) obtain the consent of the Note Insurer prior to such purchase. Any such Loan so purchased shall be purchased by the Servicer not later than the related Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         Section 4.11. Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

         (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and
(iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Note Insurer out of the Servicer's own funds for any loss to the Trust and the Note Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

         (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 4.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 4.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 4.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 4.11 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Note Insurer,


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


the Servicer shall cause to be delivered to the Indenture Trustee or the Note Insurer a certified true copy of such policy.

         Section 4.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the
Note Insurer. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the related Mortgage Loan documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Note Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Indenture Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 4.13. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 4.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 4.9(c) hereof. The Servicer shall sell any REO Property within 35 months of its acquisition by the Trust, unless the Servicer obtains for the Indenture Trustee and the Note Insurer an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Note Insurer, addressed to the Indenture Trustee, the Note Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on the Trust.


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

                  Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

         (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through Indenture Trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

         Section 4.14. Indenture Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Indenture Trustee a Request for Release. Upon receipt of such Request for Release, the Custodian, on behalf of the Indenture Trustee, shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Indenture Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian, on behalf of the Indenture Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Indenture Trustee), upon request of the Servicer and delivery to the Custodian of a Request for Release, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Files. The Indenture Trustee shall complete in the name of the Indenture Trustee any endorsement in blank on any Mortgage Note prior to releasing such Mortgage Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Custodian when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated in which case, upon receipt of the liquidation information, in physical or electronic form, the Request for Release shall be released by the Indenture Trustee to the Servicer.

                  (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Mortgage Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Note Insurer) after any release does not exceed the Loan-to-Value Ratio or Combined Loan-to-Value Ratio as of the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, and the Mortgagor's debt-to-income ratio after any release does not exceed the debt-to-income ratio as of the Cut-Off Date and in no event exceeds the maximum debt-to-income levels under the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Indenture Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph.

         (d) No costs associated with the procedures described in this Section
4.14 shall be an expense of the Trust.

         Section 4.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 4.8(c)(iv) and similar items shall, to the extent collected from Mortgagors, be retained by the Servicer.

         Section 4.16. Annual Statement as to Compliance. (a) The Servicer, at its own expense, will deliver to the Indenture Trustee, the Note Insurer, Standard & Poor's and Moody's, on or before the last day of March of each year, commencing in 1999, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

         (b) The Servicer shall deliver to the Issuer, the Indenture Trustee, the Note Insurer, the Owners and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination.

         Section 4.17. Annual Independent Certified Public Accountants' Reports. On or before the last day of March of each year, commencing in 1999, the Servicer, at its own expense, shall cause to be delivered to the Indenture Trustee, the Note Insurer, Standard & Poor's and Moody's a letter or letters of a firm of independent, nationally- recognized certified public accountants reasonably acceptable to the Note Insurer stating that such firm has, with respect to the Servicer's overall servicing operations during the preceding calendar year, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

         Section 4.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Indenture Trustee, the
Note Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.


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


         Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Indenture Trustee and in addition shall provide a copy of such computer tape to the Indenture Trustee, and the Note Insurer at such other times as the Indenture Trustee or the Note Insurer may reasonably request.

         Section 4.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the Note Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in
Section 4.21(f) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Indenture Trustee, the Issuer, the Note Insurer and the Rating Agencies.

         Section 4.20. Events of Servicing Termination. (a) The Indenture Trustee (with the consent of the Note Insurer) or the Note Insurer (or the Owners with the consent of the Note Insurer) may remove the Servicer (including any successor entity serving as the Servicer) upon the occurrence of any of the following events:

                           (i) The Servicer shall fail to deliver to the Indenture Trustee any proceeds or required payment, which failure continues unremedied for one Business Day following written notice to an Authorized Officer of the Servicer from the Indenture Trustee or from any Owner;

                           (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, Indenture Trustee, liquidator or custodian or similar entity with respect to itself or its property,
         (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing;

                           (iii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a Indenture Trustee, receiver, liquidator, custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days;

                           (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than the obligations set out in (i) above) and shall continue in default thereof for a period of sixty (60) days after the earlier of (x) notice by the Indenture Trustee or the Note Insurer of said failure or (y) actual knowledge of an officer of the Servicer; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                           (v) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 2.2 which materially and adversely affects the interests of the Owners or Note Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the


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

         Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer.

         (b) The Note Insurer may remove the Servicer upon the occurrence of any of the following events:

                           (i) either an Adjustable Rate Total Available Funds Shortfall or a Fixed Rate Total Available Funds Shortfall;

                           (ii) the failure by the Servicer to make any required Servicing Advance;

                           (iii) the failure by the Servicer to perform any one or more of its obligations hereunder, which failure materially and adversely affects the interests of the Note Insurer, and the continuance of such failure for a period of 30 days or such longer period as agreed to in writing by the Note Insurer.

                           (iv) the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest;

                           (v) if on any Payment Date the Pool Rolling Three Month Delinquency Rate for either Mortgage Loan Pool exceeds 7.0% for either Mortgage Loan Pool;

                           (vi) the Annual Loss Percentage (Rolling Six Months) for the prior six Remittance Periods exceeds 0.60% with respect to the Fixed Rate Pool or 0.80% with respect to the Adjustable Rate Pool; or

                           (vii) the failure of the Servicer to satisfy either the Adjustable Rate Cumulative Loss Test or the Fixed Rate Cumulative Loss Test;

                           (viii) the existence and continuation of any "event of default" as defined in the Insurance Agreement.

         Upon the Indenture Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Servicer, the Indenture Trustee shall so notify in writing an Authorized Officer of the Servicer and the Note Insurer as soon as is reasonably practical.

         (c) In the case of clauses (i), (ii), (iii) or (iv) of Subsection (b) the Owners of Notes evidencing not less than 33 1/3% of the aggregate Note Principal Balance of a Series of Notes (with the consent of the Note Insurer) by notice then given in writing to the Servicer (and a copy to the Indenture Trustee) may terminate all of the rights and obligations of the Servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the repurchase of Mortgage Loans pursuant to
Section 2.4 shall not terminate. The Indenture Trustee shall mail a copy of any notice given by it hereunder to the Rating Agencies. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall without further action pass to and be vested in the Indenture Trustee (for this purpose, the term includes an affiliate thereof) or such successor Servicer as may be appointed hereunder, and, without limitation, the Indenture Trustee is hereby authorized and empowered (which authority and power are coupled with an interest and are irrevocable) to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. The predecessor Servicer shall cooperate with the successor Servicer or the Indenture Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement including the transfer to the successor Servicer or to the Indenture Trustee for administration by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter

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

be received with respect to a Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 4.20 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

         (d) Notwithstanding the foregoing, in the event that one or more of the events listed in Section 4.20(b)(i), (v), (vi) or (vii) occurs, the Note Insurer and the Servicer agree that the Note Insurer shall comply with the provisions of that certain letter dated the Closing Date from the Note Insurer to the Seller prior to exercising its right to terminate the Servicer as provided herein.

         Section 4.21. Resignation of Servicer and Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 4.20 or the failure to receive the Servicer Extension Notice pursuant to Section 4.21(m) or the Servicer's resignation in accordance with the terms of this Section 4.21, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of a failure to receive the Servicer Extension Notice, until the end of the current three month time and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Note Insurer and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying opinion of counsel. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, the Indenture Trustee shall (at the direction of the Note Insurer) appoint a successor Servicer and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee and the Note Insurer, with copies to the Note Insurer and the Rating Agencies. Pending such appointment, the Indenture Trustee shall act as the Servicer hereunder.

         (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except (i) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) upon written consent of the Note Insurer and the Indenture Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee and the
Note Insurer.

         (c) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

         (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor Servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

         (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee, or the successor Servicer.

         (f) Upon removal or resignation of the Servicer, the Indenture Trustee
(x) shall appoint a successor Servicer in accordance with the instructions of the Note Insurer, or if the Note Insurer fails to provide such instruction, solicit bids for a successor Servicer as described below and (y) pending the appointment of a successor Servicer shall serve as Servicer. The Indenture Trustee shall, if the Note Insurer


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

fails to instruct it as to the appointment of a Successor Servicer and if the Indenture Trustee is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or FHLMC for second mortgage loans and having equity of not less than $15,000,000 or such lower level as may be acceptable to the Note Insurer as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the Note Insurer and Rating Agencies. The compensation of any successor Servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15; provided, however, that if the Indenture Trustee acts as successor Servicer, then the former Servicer agrees to pay to the Indenture Trustee at such time that the Indenture Trustee becomes such successor Servicer a set-up fee of fifteen dollars ($15.00) for each Mortgage Loan then included in the Trust Estate. The Indenture Trustee shall be obligated to serve as successor Servicer whether or not the fee described in the preceding sentence is paid by the Seller, but shall in any event be entitled to receive, and to enforce payment of, such fee from the former Servicer.

         (g) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale.

         (h) The Indenture Trustee and such successor shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the Servicer as required by subsection (j) below. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         (i) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Indenture Trustee is acting as successor Servicer, the Indenture Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Indenture Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Mortgage Loans.


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


         (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Servicer.

         (k) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to Section 4.23 and shall be entitled to the Monthly Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

         (l) The Indenture Trustee shall give notice to the Note Insurer, Moody's and Standard & Poor's and the Owners of the occurrence of any event specified in Section 4.20 of which the Indenture Trustee has actual knowledge.

         (m) The Servicer hereby covenants and agrees to act as servicer under this Agreement for an initial term commencing on the Closing Date and expiring on September 30, 1998 (the "Initial Term"). Thereafter, the Initial Term may be extended for additional three-month terms, in the sole discretion of the Note Insurer, by written notice (each, a "Servicer Extension Notice") of the Note Insurer to the Servicer. Each such Servicer Extension Notice, if any, shall be delivered by the Note Insurer to the other parties to this Agreement. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any Servicer Extension Notice, the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer, subject to and in accordance with the other provisions of this Agreement. The Servicer agrees that if, as of the tenth day prior to the last day of any such servicing term, the Servicer shall not have received a Servicer Extension Notice from the Note Insurer, the Servicer shall, within five days thereafter, give written notice of such non-receipt to the Note Insurer and the Indenture Trustee. The failure of the Note Insurer to deliver a Servicer Extension Notice by the end of any such three-month term shall result in the automatic termination of the Master Servicer.

         Section 4.22. Waiver of Past Events of Servicing Termination. Subject to the rights of the Note Insurer pursuant to Section 4.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of at least 51% of the Note Principal Balance of a Series of Notes may (with the consent of the Note Insurer), on behalf of all Owners of Notes, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Principal and Interest Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 4.23. Inspections by Note Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Note Insurer, the Indenture Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

         (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

         Section 4.24. Merger, Conversion, Consolidation or Succession to Business of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated,


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


or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business of the Servicer shall, with the consent of the
Note Insurer, be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in
Section 4.21(f).

         Section 4.25. Notices of Material Events. The Servicer shall give prompt notice to the Note Insurer, the Indenture Trustee, the Issuer, the Owner Trustee, Moody's and Standard & Poor's of the occurrence of any of the following events:

         (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Seller, any Originator or the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document;

         (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller or the Servicer in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any the Seller's or the Servicer's ability to perform its obligations under any Operative Document;

         (c) The commencement of any proceedings by or against the Seller or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, Indenture Trustee or other similar official shall have been, or may be, appointed or requested for the Seller or the Servicer; and

         (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Seller's or the Servicer's business that the Seller or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Seller or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Seller's or the Servicer's business or its ability to perform under the Operative Documents or materially and adversely affect the financial affairs of the Seller or the Servicer.

         Section 4.26. Monthly Servicing Report and Servicing Certificate. (a) The Servicer shall, not later than the related Determination Date, deliver to the Indenture Trustee, the Rating Agencies and the Note Insurer a Monthly Servicing Report relating to the Mortgage Loans in the Adjustable Rate Pool and a Monthly Servicing Report relating to the Mortgage Loans in the Fixed Rate Pool stating the following:

                             (i) As to the related Due Period, the Interest Remittance Amount (in both cases specifying the (a) scheduled interest collected; (b) Delinquency Advances relating to interest; and (c) Compensating Interest paid) and the Principal Remittance Amount (in both cases specifying the (1) scheduled principal collected; (2) Delinquency Advance relating to Mortgage principal; (3) Prepayments;
         (4) Loan Balance of Loans repurchased; (5) Substitution Amounts; and
         (6) Net Liquidation Proceeds (related to principal));

                            (ii) With respect to the related Remittance Period, the Servicing Fee payable to the Servicer;

                           (iii) With respect to the related Remittance Period, the net scheduled principal and interest payments remitted by the Servicer to the Principal and Interest Account;

                            (iv) The scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the related Remittance Period;


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

                             (v) The number and aggregate Loan Balances
         (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Mortgage Loans Delinquent, if any, (i) 30-59 days, (ii) 60-89 days and (iii) 90 days or more, respectively, as of the last day of the related Remittance Period;

                            (vi) The number and aggregate Loan Balances of Mortgage Loans, if any, in foreclosure and the book value (within the meaning of 12 Code of Federal Regulations Section 571.13 or any comparable provision) of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period;

                           (vii) The Loan Balances (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of the related Remittance Period;

                          (viii) Liquidation Proceeds received during the related Remittance Period;

                            (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                             (x) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                            (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

                           (xii) Insurance payments received from Insurance Policies during the related Remittance Period;

                          (xiii) The number of Mortgage Loans and the aggregate scheduled Loan Balances as of the last day of the Due Period relating to the Payment Date;

                           (xiv) The Total Available Funds related to such Mortgage Loan Pool and to the other Mortgage Loan Pool for each Remittance Date;

                            (xv) The number and aggregate Loan Balances and Loan Purchase Prices of Mortgage Loans required to be repurchased by the Seller or purchased by the Servicer as of the Replacement Cut-Off Date occurring during the Remittance Period preceding such Date;

                           (xvi) The number and aggregate Loan Balances of Mortgage Loans (at the time they became Defaulted Mortgage Loans) which are being carried as REO Properties;

                          (xvii) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and any unreimbursed Delinquency Advances as of such Payment Date;

                         (xviii) The weighted average Coupon Rates of the Mortgage Loans;

                           (xix) The Monthly Exception Report;

                            (xx) The amount of any Substitution Amounts delivered by the Seller;

                           (xxi) The number and aggregate Loan Balances of Mortgage Loans, if any, in bankruptcy proceedings as of the last day of related Remittance Period;

                          (xxii) The amount of unreimbursed Delinquency Advances made by the Servicer;


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

                         (xxiii) The amounts, if any, of the Realized Losses for the related Remittance Period and the cumulative amount of Realized Losses since the Closing Date.

                          (xxiv) The amount of unreimbursed Servicing Advances made by the Servicer;

                           (xxv) Unpaid Servicing Fees;

                          (xxvi) The amount of Compensating Interest to be paid by the Servicer during the related Remittance Period;

                         (xxvii) The weighted average net Coupon Rate of the Mortgage Loans;

                        (xxviii) For the related Remittance Period and cumulatively since the Closing Date, the number and aggregate Loan Balance of Mortgage Loans bought back by the Servicer or the Seller pursuant to Section 2.4, 2.6 and 4.10 hereof (identified separately for each such section).

                          (xxix) Any other information reasonably requested by the Note Insurer or the Indenture Trustee;

                           (xxx) the Annual Loss Percentage (Rolling Six Months) for each Mortgage Loan Pool;

                          (xxxi) the Adjustable Rate Cumulative Loss Percentage and the Fixed Rate Cumulative Loss Percentage; and

                         (xxxii) The aggregate actual Loan Balance as of the last day of the Due Period relating to the Payment Date.

         (b) On each Payment Date, the Indenture Trustee shall provide to the
Note Insurer, the Underwriter, the Seller, Standard & Poor's and Moody's a written report in substantially the form set forth as Exhibit E hereto (the "Servicing Certificate"), as such form may be revised by the Indenture Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information required under Section 3.8 hereof, based solely on information contained in the Monthly Servicing Report.

         Section 4.27. Indemnification by the Seller. The Seller agrees to indemnify and hold the Indenture Trustee, the Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Note Insurer and any Owner may sustain in any way related to the failure of the Seller to perform its duties under this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Note Insurer and the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Note Insurer, the Servicer, the Seller, the Indenture Trustee and/or Owner in respect of such claim. In addition, the Servicer agrees to indemnify the Owner Trustee pursuant to Article VIII of the Trust Agreement.

         Section 4.29. Administration of the Issuer. The Servicer agrees to perform the administrative duties of the Issuer hereunder and under the Indenture.

         Section 4.28. Indemnification by the Servicer. The Servicer agrees to indemnify and hold the Indenture Trustee, the Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Note Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this


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

Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the
Note Insurer, the Servicer, the Indenture Trustee and/or Owner in respect of such claim.


                                    ARTICLE V

                                   TERMINATION

         Section 5.1. Termination. This Agreement will terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Issuer, the Custodian and the Note Insurer; or (b) the mutual consent of the Servicer, the Seller, the
Note Insurer and all Owners in writing.

         Section 5.2. Termination Upon Option of Servicer. (a) On any Payment Date on or after the Redemption Date for a Series of Notes, the Servicer shall have the option to purchase all of the Mortgage Loans in the related Mortgage Loan Pool by paying the related Termination Price to the Issuer and by providing notice thereof to the Indenture Trustee, Owner Trustee and Note Insurer. The Servicer may purchase the Mortgage Loans in a Mortgage Loan Pool at a price equal to the sum of (i) the then outstanding Note Principal Balance of the Notes relating to such Mortgage Loan Pool plus all accrued and unpaid interest thereon (and, in the case of the Adjustable Rate Pool, any Available Funds Cap Carry-Forward Amount), (ii) any related Fees and Expenses due and unpaid on such date, (iii) the payment of all amounts owed to the Note Insurer and (iv) any unreimbursed Delinquency Advances and Servicing Advances with respect to such Mortgage Loan Pool (such amount, the "Termination Price"). In connection with such purchase, the Servicer shall remit to the Indenture Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the related Note Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The proceeds from such sale will be distributed first, to the payment of any outstanding Fees and Expenses with respect to such Mortgage Loan Pool, second, to the Note Insurer, all amounts owed thereto, third, to the Servicer for unreimbursed Servicing Advances and Delinquency Advances with respect to the Mortgage Loan Pool, fourth, to the Owners of the Notes relating to such Mortgage Loan Pool in an amount equal to the then outstanding Note Principal Balance plus all accrued and unpaid interest thereon (plus, in the case of the Adjustable Rate Pool, any Available Funds Cap Carry-Forward Amount), fifth, to the Noteholders with respect to the other Mortgage Loan Pool, the amount of any Subordination Deficit, if any, for such other Mortgage Loan Pool and, sixth, to the holders of the Certificates, the remainder. Provided, however, that no such termination shall occur unless the Owners of the Note have received an amount equal to the then outstanding Note Principal Balance plus all accrued and unpaid interest on the Notes.

         (b) Promptly following any such purchase, the Indenture Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 4.14 hereof.

         (c) If the Servicer does not exercise its option pursuant to this
Section 5.2 with respect to a Mortgage Loan Pool, then the Note Insurer may do so on the same terms.

         Section 5.3 Redemption of Notes. Upon any purchase described in Section
5.2 by either the Servicer or the Note Insurer, the Issuer shall use the proceeds it receives to redeem the Notes, in whole and not in part, and terminate the Indenture relating to such Mortgage Loan Pool. The Notes relating to such Mortgage Loan Pool will be redeemed upon payment of the related Termination Price, and the payment of the amount set forth in clause (i) of the definition of related Termination Price set forth in Section 5.2 to the


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

Owners of the Notes shall be in lieu of the payment otherwise required to be made to the Owners on such Payment Date in respect of the Notes.

         Section 5.4. Disposition of Proceeds. The Indenture Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of a Mortgage Loan Pool Estate pursuant to this Article V to the related Note Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances relating to such Mortgage Loan Pool theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Indenture Trustee to the Servicer from the proceeds of the Trust Estate.

         Section 5.5. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.


                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Acts of Owners. Except as otherwise specifically provided herein, whenever Owner action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Owners if the Owners of the majority of the Percentage Interest of the Notes agree to take such action or give such consent or approval.

         Section 6.2 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owners' expense on direction of the Owners of the majority of the Percentage Interest of the Notes or the Note Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Owners or is necessary for the administration or servicing of the Mortgage Loans.

         Section 6.3 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 6.4 Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 6.5 Severability. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 6.6. Benefits of Agreement. Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Owners, the Note Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 6.7. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date or such

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


other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 6.8. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflicts of law principles thereof.

         Section 6.9. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 6.10. Amendment. (a) The Indenture Trustee, the Seller, the Issuer and the Servicer, may at any time and from time to time, with the prior approval of the Note Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement for the purposes of (i) curing any ambiguity; (ii) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement; (iii) adding any other provisions with respect to matters or questions arising under this Agreement; or (iv) for any other purpose, provided that in the case of clause (iv), (A) prior to the effectiveness of such amendment, the Seller delivers an opinion of counsel acceptable to the Indenture Trustee and the Note Insurer that such amendment will not adversely affect in any material respect the interest of the Owners and the Note Insurer and (B) delivers a letter from each Rating Agency stating that such amendment will not result in a withdrawal or reduction of the rating of the Notes without regard to the Note Insurance Policies. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Note, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Notes affected then outstanding or (c) which affects in any manner the terms or provisions of the Note Insurance Policies.

         (b) This Agreement may be amended from time to time by the Servicer, the Seller, the Issuer and the Indenture Trustee with the consent of the Note Insurer (which consent shall not be withheld if, in an opinion of counsel addressed to the Indenture Trustee and the Note Insurer, failure to amend would adversely affect the interests of the Owners) and the Owners of 66 2/3% of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall be made that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Notes without the consent of the Owner of such Notes or reduce the percentage for each Class the Owners of which are required to consent to any such amendment without the consent of the Owners of 100% of the Notes.

         (c) The Note Insurer, the Owners, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

         Section 6.11. Specification of Certain Tax Matters. Each Owner shall provide the Indenture Trustee with a completed and executed From W-9 prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

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

         Section 6.12. The Note Insurer. Any right conferred to the Note Insurer shall be suspended during any period in which there exists a Note Insurer Default. During any period of suspension the Note Insurer's rights hereunder shall vest in the Owners of the Notes and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Notes then Outstanding. At such time as the Notes are no longer outstanding hereunder and the Note Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Note Insurer's rights hereunder shall terminate.

         Section 6.13. Third Party Rights. The Indenture Trustee, the Seller, the Issuer, the Servicer, and the Owners agree that the Note Insurer shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto.

         Section 6.14. Usury. The amount of interest payable or paid on any Note under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Note as a result of an error on the part of the Indenture Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Owners of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

         Section 6.15. No Petition. The Indenture Trustee, the Seller and the Servicer, by entering into this Agreement, and each Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Servicer or the Issuer, or join in any institution against the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Operative Documents.

         Section 6.16. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee:     The Chase Manhattan Bank
                                    450 West 33rd Street, 15th Floor
                                    New York, New York 10001
                                    Attention:  Diane Wallace, Structured
                                    Finance Services
                                    Tel:   (212) 946-8583
                                    Fax:  (212) 946-8552

         The Seller:                First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention:  Director, Secondary Marketing
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366


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


         The Issuer:                First Alliance Mortgage Loan Trust 1998-2
                                    c/o Wilmington Trust Company, as Owner
                                    Trustee
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware  19890
                                    Attention:  Corporate Trust Administration
                                    Tel:  (302) 651-8775
                                    Fax:  (302) 651-1576

         The Servicer:              First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention: Manager, Investor Reporting
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366

         The Note Insurer:          Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, NY  10022
                                    Attention:  Surveillance Department
                                    First Alliance Mortgage Loan Trust 1998-2
                                    Tel: (212) 339-3518
                                    Fax: (212) 339-3529

         Moody's:                   Moody's Investors Service
                                    99 Church Street
                                    New York, New York  10007
                                    Attention: The Home Equity Monitoring
                                    Department

         Standard & Poor's:         Standard & Poor's, A Division of The
                                    McGraw-Hill Companies
                                    25 Broadway
                                    New York, New York  10004
                                    Attention:  Residential Mortgage
                                       Surveillance Dept.

         Underwriter:               First Union Capital Markets,
                                    a division of Wheat First Securities Corp.
                                    One First Union Center
                                    Charlotte, North Carolina  28266-0166
                                    Attention:  Director, Asset-Backed Finance
                                    Tel:   (704) 590-6161
                                    Fax:   (704) 383-8121

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



                                   ARTICLE VII

                   CERTAIN MATTERS REGARDING THE NOTE INSURER

         Section 7.01 Trust Estate and Accounts Held for Benefit of the Note Insurer.

         The Indenture Trustee shall hold the Trust Estate for the benefit of the related Owners and the Note Insurer and all references in this Agreement, the Indentures and in the Notes to the benefit of Owners of the Notes shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement, the Indentures and the Notes.

         The Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Principal and Interest Account, for the benefit of the Owners of each Series of the Notes and for the benefit of the Note Insurer, and all references in this Agreement or the Indentures to the benefit of or actions on behalf of the Owners shall be deemed to include the Note Insurer. Unless a Note Insurer Default exists, the Servicer shall not terminate any Sub-Servicing Agreements without cause without the prior consent of the Note Insurer.

         Section 7.02 Claims Upon the Note Insurance Policies; Policy Payments Account.

         (a) If, with respect to any Payment Date, the funds then on deposit in the Adjustable Rate Note Account or the Fixed Rate Note Account (after the application of the crosscollateralization provisions hereof), are insufficient to pay an Insured Payment on such Payment Date, the Indenture Trustee shall give notice to the Note Insurer by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Note Insurance Policies, to the Note Insurer and the Fiscal Agent (as defined in the Note Insurance Policies), if any, at or before 12:00 noon New York City time, on the Business Day prior to such Payment Date.


         (b) The Indenture Trustee shall establish a separate special purpose trust account, for the benefit of the Owners of each Series of the Notes and the
Note Insurer, referred to herein as the "Policy Payments Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Note Insurance Policies in the Policy Payments Account and distribute such amount only for purposes of payment to the Owners of the Notes of the Insured Payments for which a claim was made, and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policies shall be transferred to the Adjustable Rate Note Account or the Fixed Rate Note Account, as applicable, in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Owners of the related Series of Notes in accordance with Section 3.5. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Owners of the related Series of Notes pursuant to Section 3.08. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

         On any Payment Date with respect to which a claim has been made under the Adjustable Rate Note Insurance Policy or the Fixed Rate Note Insurance Policy, the amount of funds received by the Indenture Trustee as a result of any claim under such Note Insurance Policies, to the extent required to make the Insured Payment on such Payment Date shall be withdrawn from the Policy Payments Account and deposited in the Adjustable Rate Note Account or the Fixed Rate Note Account, as applicable, and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Adjustable Rate Note Account or the Fixed Rate Note Account, as applicable, directly to the payment in full of the Insured Payment due on the related Series of Notes. Funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policies shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Owners of the Notes, and such funds may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

         (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policies. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

         (d) The Indenture Trustee shall promptly notify the Note Insurer and the Fiscal Agent (as defined in the Note Insurance Policies) of any proceeding or the institution of any action, of which an Authorized Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Owner of a Note by its purchase of such Note, the Servicer and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Owner of a Note in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         (e) The Indenture Trustee shall, upon retirement of any Series of Notes, furnish to the Note Insurer a notice of such retirement, and, upon the retirement of such Series of Notes and the expiration of the term of the related
Note Insurance Policy, surrender such Note Insurance Policy to the Note Insurer for cancellation.

         Section 7.03 Effect of Payments by the Note Insurer; Subrogation.

         Anything herein or in the Indentures to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which is made with moneys received pursuant to the terms of the Note Insurance Policies shall not be considered payment of such Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 3.5. The Depositor, the Servicer and the Indenture Trustee acknowledge, and each Owner by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Indenture Trustee or the Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Owners of such Notes, the Note Insurer will be fully subrogated to the rights of such Owners to receive such principal and interest from the Trust and (b) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

         The Indenture Trustee, the Seller, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Owners as otherwise set forth therein.

         Section 7.04 Notices to the Note Insurer.

         All notices, statements, reports, certificates or opinions required by this Agreement or the Indentures to be sent to any other party hereto or to any of the Owners shall also be sent to the Note Insurer.

         Section 7.05 Rights to the Note Insurer To Exercise Rights of Owners.

         By accepting its Note, each Owner agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Owners as specified under this Agreement or the Indentures without any further consent of the Owners.

         IN WITNESS WHEREOF, the Seller, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                      FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-2,

                                      By:  WILMINGTON TRUST COMPANY
                                           as Owner Trustee


                                      By:    /s/ Debra Eberly
                                             ------------------------------
                                      Name:  Debra Eberly
                                      Title: Administrative Account Manager



                                      FIRST ALLIANCE MORTGAGE COMPANY,
                                        as Seller



                                      By:    /s/ Brian Chisick
                                             -------------------------------
                                      Name:  Brian Chisick
                                      Title: President/Chief Executive Officer


                                      FIRST ALLIANCE MORTGAGE COMPANY,
                                        as Servicer



                                      By:    /s/ Brian Chisick
                                             -------------------------------
                                      Name:  Brian Chisick
                                      Title: President/Chief Executive Officer


                                      THE CHASE MANHATTAN BANK,
                                        as Indenture Trustee



                                      By:    /s/ Diane E.  Wallace
                                             -------------------------------
                                      Name:  Diane E.  Wallace
                                      Title: Trust Officer

STATE OF Delaware                   )
                                            :  ss.:
COUNTY OF New Castle                )


         On the 23rd day of June, 1998, before me personally came Debra Eberly, to me known, who, being by me duly sworn did depose and say that he/she resides at Bear, Delaware that he/she is a(n) Administrative Account Manager of Wilmington Trust Company, a Delaware banking corporation described in and that executed the above instrument as Owner Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said Delaware banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                                 [NOTARIAL SEAL]


  /s/ Kathleen A. Pedelini
  ------------------------
         Notary Public

STATE OF New York                           )
                                            :  ss.:
COUNTY OF New York                          )




         On the 29th day of June, 1998, before me, personally came Diane E. Wallace, to me known, who being by me duly sworn did depose and say that his/her office is located at 450 West 33rd Street, New York, New York 10001; that he is a Trust Officer of The Chase Manhattan Bank, the New York banking corporation described herein and that he executed the above instrument as Indenture Trustee; and that he signed his name thereto under the authority granted by the Board of Directors of said New York banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                                 [NOTARIAL SEAL]

 /s/ Margaret M. Price
 ---------------------
      Notary Public

STATE OF CALIFORNIA                    )
                                       )  ss.:
COUNTY OF ORANGE                       )


         On the 24TH day of June, 1998, before me, a Notary Public, personally appeared BRIAN CHISICK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                                 [NOTARIAL SEAL]


  /s/ S. Morrison
  ---------------
   Notary Public

                                                                       EXHIBIT B



                          CERTIFICATE RE: PREPAID LOANS


                  I, ______________, ______________ of First Alliance Mortgage
Company, a California corporation, (the "Seller"), hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of June 1, 1998 among the Seller, the Seller in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, a New York banking corporation, in its capacity as indenture trustee (the "Indenture Trustee")) and the "Closing Date" the following schedule of "Mortgage Loans" have been prepaid in full.


Dated:


                                                By:   _________________________
                                                Name: _________________________
                                                Title:_________________________

                                                                       EXHIBIT C



                              INITIAL CERTIFICATION

         WHEREAS, the undersigned is an Authorized Officer of The Bank of New York, a New York banking corporation, acting in its capacity as custodian (the "Custodian") on behalf of The Chase Manhattan Bank, a New York banking corporation acting in its capacity as indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") by and among First Alliance Mortgage Loan Trust 1998-2, a Delaware business trust (the "Issuer"), First Alliance Mortgage Company, a California corporation (the "Seller"), the Seller, in its capacity as servicer (the "Servicer") and the Indenture Trustee;

         WHEREAS, the Custodian, on behalf of the Indenture Trustee, is required, pursuant to Section 2.6 of the Sale and Servicing Agreement, to review the Files relating to the Pool on or before the Closing Date; and

         WHEREAS, Section 2.6 of the Sale and Servicing Agreement requires the Custodian, on behalf of the Indenture Trustee, to deliver this Initial Certification upon the satisfaction of certain conditions set forth therein.

         NOW, THEREFORE, the Custodian, on behalf of the Indenture Trustee, hereby certifies with respect to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full), which is attached hereto, that all documents required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession, such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to loan number and address accurately reflects information set forth in the File, except as attached thereto.



                                                 THE BANK OF NEW YORK,
                                                 as Custodian



                                                 Name: ________________________
                                                 Title:________________________



Dated: _________________

[Attached Exception List]

                                                                       EXHIBIT D



                               FINAL CERTIFICATION

         WHEREAS, the undersigned is an Authorized Officer of The Bank of New York, a New York banking corporation, acting in its capacity as custodian (the "Custodian) on behalf of the indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") by and among First Alliance Mortgage Loan Trust 1998-2, a Delaware business trust (the "Issuer"), First Alliance Mortgage Company, a California corporation (the "Seller"), the Seller, in its capacity as servicer (the "Servicer") and the Indenture Trustee;

         WHEREAS, the Custodian, on behalf of the Indenture Trustee, is required, pursuant to Section 2.6 of the Sale and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Closing Date and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 2.6 of the Sale and Servicing Agreement; and

         WHEREAS, Section 2.6 of the Sale and Servicing Agreement requires the Custodian, on behalf of the Indenture Trustee, to deliver this Final Certification upon the satisfaction of certain conditions set forth therein.

         NOW, THEREFORE, the Custodian, on behalf of the Indenture Trustee, hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 2.5 of the Sale and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 2.5(a) of the Sale and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Seller pursuant to Section 2.6 of the Sale and Servicing Agreement has been completed. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.


                                      THE BANK OF NEW YORK,
                                      as Custodian


                                      Name: __________________________________
                                      Title:__________________________________


Dated: ____________________

                                                                       EXHIBIT E



                                     FORM OF
                                 MONTHLY REPORT


                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1998-2

                                                                       EXHIBIT F


                           FORM OF REQUEST FOR RELEASE


To: __________________________
    __________________________
    __________________________





         Attn:  First Alliance Mortgage Loan Trust 1998-2

                  Date: _________________________


         In connection with the administration of the mortgage loans held by you as Custodian under a certain Sale and Servicing Agreement dated as of June 1, 1998 and by and among First Alliance Mortgage Loan Trust 1998-2, as Issuer, First Alliance Mortgage Company, the Seller in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as Indenture Trustee (the "Agreement"), the Servicer hereby requests a release of the File held by you as Custodian, on behalf of the Indenture Trustee, with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.: _______

Reason for requesting file:

_______ 1.     Mortgage Loan paid in full.

                       (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Note Account (whichever is applicable) pursuant to the Agreement.)

_______ 2.     Mortgage Loan repurchased pursuant to Section 2.4, 2.6(b) or
               4.10 of the Agreement.

                       (The Servicer hereby certifies that the Loan Purchase Price has been or will be paid to the Note Account pursuant to the Agreement.)

_______ 3.     Mortgage Loan substituted.

                       (The Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Agreement.)

_______ 4.     The Mortgage Loan is being foreclosed.


_______ 5.     Other.  (Describe).

         The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or repurchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

         Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                                FIRST ALLIANCE MORTGAGE COMPANY



                                                By:  __________________________
                                                Name:__________________________
                                                Title:_________________________

                                                                       EXHIBIT G


                          SUBSEQUENT TRANSFER AGREEMENT

         First Alliance Mortgage Company in its capacities as seller (the "Seller") and as servicer (the "Servicer") and First Alliance Mortgage Loan Trust 1998-2, as the "Purchaser", pursuant to the Sale and Servicing Agreement dated as of June 1, 1998, (the "Sale and Servicing Agreement") among the Seller, the Servicer, the Purchaser and The Chase Manhattan Bank, a New York banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Purchaser of those Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Mortgage Loans.

         Conveyance of Subsequent Mortgage Loans. As of ___________ __, 1998 (the "Subsequent Transfer Date"), the Seller does hereby irrevocably transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans which are delivered to The Bank of New York, as custodian, on behalf of the Indenture Trustee herewith (and all substitutions therefor as provided by Sections 2.3, 2.4 and 2.6 of the Sale and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and the interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Seller shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Sale and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 2.5 and 2.8 of the Sale and Servicing Agreement.

         The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Sale and Servicing Agreement shall be borne by the Seller.

      The Seller hereby affirms the representations and warranties set forth in the Sale and Servicing Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby delivers notice and confirms that each of the conditions set forth in Section 2.8(b), 2.8(c) and 2.8(d) to the Sale and Servicing Agreement are satisfied as of the date hereof.

         Pursuant to Section 2.8(a) of the Sale and Servicing Agreement, the Seller instructs the Indenture Trustee to release one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account ($______________) pursuant to this Subsequent Transfer Agreement.

         All terms and conditions of the Sale and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

         Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Sale and Servicing Agreement.




FIRST ALLIANCE MORTGAGE                            THE CHASE MANHATTAN BANK,
COMPANY. as Seller                                 as Indenture Trustee for
                                                   First Alliance
                                                   Mortgage Loan Trust 1998-2




By: __________________________________             By: _______________________
    Name: ____________________________                 Name: _________________
    Title: ___________________________                 Title:_________________



FIRST ALLIANCE MORTGAGE
COMPANY, as Servicer



By: __________________________________
    Name: ____________________________
    Title: ___________________________




Dated:




                                       C-2